                                                As filed pursuant to Rule 497(b)
                                                              File No. 333-57250

                              PIMCO Advisors L.P.
                           800 Newport Center Drive
                        Newport Beach, California 92660

                                April 27, 2001

Dear PIMCO Equity Income Fund Shareholder:

  We are proposing to merge the PIMCO Equity Income Fund (your Fund) into the PIMCO Growth & Income Fund. Each share of your Fund would be exchanged at net asset value and on a tax-free basis for shares of the PIMCO Growth & Income Fund. The merger would allow you to pursue similar investment objectives using different portfolio management strategies.

  We expect the proposed merger of your Fund will offer you the following advantages:

  . More visibility for your Fund. We expect that after the merger your Fund will have more visibility and presence in the marketplace with a greater potential to attract new assets.

  . Simplified PIMCO Funds structure. Having multiple equity Funds which seek income as part of their investment strategies may have caused some confusion for some of our shareholders.

  . Greater emphasis on growth of capital. The Growth & Income Fund has a primary objective of long-term growth of capital, with current income as a secondary objective. Conversely, the Equity Income Fund seeks current income as a primary objective; long-term growth of capital is a secondary objective.

  . Dedicated resources. The Funds' sub-adviser, PIMCO Equity Advisors, will be able to provide focused, dedicated resources to the surviving Fund, rather than dividing resources between two funds with different, albeit similar, investment objectives and policies.

  Although, as described in the attached Prospectus/Proxy Statement, the PIMCO Growth & Income Fund has higher fees than your Fund, we believe the Growth & Income Fund's expense ratio is similar to the expense ratios of similar mutual funds.

What stays the same

  While this merger will bring about a number of changes, the basic opportunities provided by your Fund will stay the same.

  . Continued access to multiple PIMCO Funds. In addition to the PIMCO Equity Income Fund and the PIMCO Growth & Income Fund, the PIMCO Funds family offers over two-dozen additional funds as part of PIMCO Funds:
     Multi-Manager Series. In addition, the PIMCO Funds family includes the fixed-income funds that are part of PIMCO Funds: Pacific Investment Management Series. Like the PIMCO Equity Income Fund, the PIMCO Growth & Income Fund generally permits shareholders to make free exchanges between other funds within the PIMCO Funds family in order to diversify their portfolios in a cost-efficient manner.

  . Firm commitment to shareholders. PIMCO Advisors and its affiliates remain committed to shareholders in terms of Fund performance, communications and service.

Your vote is important

  After reviewing the proposed merger, your Board of Trustees unanimously agreed that it is in the best interests of Fund shareholders and voted to approve the transaction, all as more fully described in the accompanying Prospectus/Proxy Statement. Now it is your turn to review the proposal and vote. For more information about the issues requiring your vote, please refer to the accompanying Prospectus/Proxy Statement.

  A special meeting of the shareholders of the PIMCO Equity Income Fund will be held at 10:00 a.m., Eastern time, on Thursday, June 14, 2001, to vote on the specific issues of the proposed merger. The meeting will be held at the offices of PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902. If you are not able to attend the meeting, please use the enclosed proxy and envelope to cast your vote so that you will be represented.

  No matter how many shares you own, your timely vote is important. If you are unable to attend the meeting, please complete, sign, date and mail the enclosed proxy card promptly, in order to avoid the expense of additional mailings or having our proxy solicitor, PFPC Global Fund Services, telephone you. If you have any questions regarding the Prospectus/Proxy Statement, please call us at 1-800-524-7107.

  Thank you in advance for your participation in this important event.

                                          Sincerely,

                                          /s/ Stephen Treadway

                                          Stephen Treadway
                                          Managing Director

                       PIMCO FUNDS: MULTI-MANAGER SERIES
                           PIMCO Equity Income Fund
                           840 Newport Center Drive
                        Newport Beach, California 92660

               For proxy information, please call 1-800-524-7107
                     For account information, please call:
        1-800-927-4648 (Institutional and Administrative Class Shares)
                   1-800-426-0107 (Class A, B and C Shares)

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 June 14, 2001

                               ----------------

To the Shareholders of PIMCO Equity Income Fund:

  Notice is hereby given that a Special Meeting of Shareholders of PIMCO Equity Income Fund (the "Equity Income Fund") will be held on Thursday, June 14, 2001, at 10:00 a.m., Eastern time, at the offices of PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902 (the "Meeting"), to consider the following:

  1. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Equity Income Fund to PIMCO Growth & Income Fund (the "Growth & Income Fund"), in exchange for shares of the Growth & Income Fund, and the assumption by the Growth & Income Fund of all of the liabilities of the Equity Income Fund, and the distribution of such shares to the shareholders of the Equity Income Fund in complete liquidation of the Equity Income Fund, all as described in more detail in the attached Prospectus/Proxy Statement. Both funds are series of PIMCO Funds: Multi-Manager Series.

  2. To consider and act upon such other matters as may properly come before the Meeting and any adjourned session thereof.

  Shareholders of record on April 20, 2001, are entitled to notice of, and to vote at, the Meeting.

                                          By order of the Board of Trustees

                                          Newton B. Schott, Jr.
                                          Vice President and Secretary

April 27, 2001

                            YOUR VOTE IS IMPORTANT

Please respond--your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy card(s) in the enclosed postage-prepaid envelope so that you will be represented at the meeting.

                               ----------------

                          PROSPECTUS/PROXY STATEMENT

                               ----------------

                                April 27, 2001

Acquisition of the assets of:             By and in exchange for shares of:

PIMCO Equity Income Fund, a series        PIMCO Growth & Income Fund (formerly
of                                        Mid-Cap Equity Fund), a series of
PIMCO Funds: Multi-Manager Series         PIMCO Funds: Multi-Manager Series
840 Newport Center Drive                  840 Newport Center Drive
Newport Beach, California 92660           Newport Beach, California 92660
1-800-927-4648                            1-800-927-4648

  This Prospectus/Proxy Statement relates to the proposed merger (the "Merger") of PIMCO Equity Income Fund (the "Acquired Fund") into PIMCO Growth & Income Fund (the "Acquiring Fund"). The Acquired Fund and the Acquiring Fund are each a series of PIMCO Funds: Multi-Manager Series (the "Trust") and are sometimes referred to in this Prospectus/Proxy Statement, collectively, as the "Funds." The Merger is to be effected through the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Merger Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. As a result of the proposed transaction, you will receive in exchange for your Acquired Fund shares a number of Acquiring Fund shares of the same class, equal in value at the date of the exchange to the aggregate value of your Acquired Fund shares.

  Because you are being asked to approve transactions which will result in your holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Merger Shares of the Acquiring Fund. The investment objective of the Acquiring Fund is long-term growth of capital; current income is a secondary objective. It normally invests at least 65% of its assets in common stocks of companies with market capitalizations of at least $1 billion at the time of investment. The Acquiring Fund may invest up to 75% of its assets in securities selected for their growth potential. The Acquiring Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

  The Acquiring Fund and the Acquired Fund are each diversified series of the Trust. The Trust is an open-end series management investment company, organized as a Massachusetts business trust in 1990, that currently consists of over two-dozen separate investment series.

  This Prospectus/Proxy Statement explains concisely what you should know before investing in the Acquiring Fund. Please read it and keep it for future reference.

  The following documents have been filed with the Securities and Exchange Commission (the "SEC") and, to the extent provided below, are incorporated into this Prospectus/Proxy Statement by reference, which means they are considered legally a part of this Prospectus/Proxy Statement.

  . The Trust's current Prospectus for Class A, Class B and Class C shares, dated November 1, 2000, as supplemented (the "Class A, B and C Prospectus"), but only with respect to information about the Acquired Fund contained in the Class A, B and C Prospectus.

  . The Trust's current Prospectus for Class D shares, dated November 1, 2000, as supplemented (the "Class D Prospectus"), but only with respect to information about the Acquired Fund contained in the Class D Prospectus.

  . The Trust's current Prospectus for Institutional Class and Administrative Class shares, dated November 1, 2000, as supplemented (the "Institutional Prospectus" and, together with the Class A, B and C Prospectus and the Class D Prospectus, the "Prospectuses"), but only with respect to information about the Acquired Fund contained in the Institutional Prospectus.

  . The Trust's current Statement of Additional Information, dated November 1, 2000, as revised from time to time (including the Report of Independent Accountants and financial statements in respect of the Funds incorporated by reference therein and the PIMCO Funds Shareholders' Guide for Class A, B and C Shares) (together, the "MMS Statement of Additional Information").

  . The Report of Independent Accountants and financial statements included in the Annual Report to Class A, Class B and Class C shareholders of the Funds for the period ended June 30, 2000 (the "ABC Annual Report").

  . The Report of Independent Accountants and financial statements included in the Annual Report to Class D shareholders of the Funds for the period ended June 30, 2000 (the "Class D Annual Report").

  . The Report of Independent Accountants and financial statements included in the Annual Report to Institutional Class and Administrative Class shareholders of the Funds for the period ended June 30, 2000 (the "Institutional Annual Report").


  . The financial statements included in the Semi-Annual Report to Class A, Class B and Class C shareholders of the Funds for the period ended December 31, 2000 (the "ABC Semi-Annual Report").

  . The financial statements included in the Semi-Annual Report to Class D shareholders of the Funds for the period ended December 31, 2000 (the "Class D Semi-Annual Report").

  . The financial statements included in the Semi-Annual Report to Institutional and Administrative Class shareholders of the Funds for the period ended December 31, 2000 (the "Institutional Semi-Annual Report").



  . A Statement of Additional Information dated April 27, 2001, relating to the transactions described in this Prospectus/Proxy Statement (the "Merger Statement of Additional Information" and, together with the MMS Statement of Additional Information, the "Statement of Additional Information").

  For a free copy of the Prospectuses, Statement of Additional Information, Annual Reports and Semi-Annual Reports, please call 1-800-927-4648 (for the Institutional Prospectus, the Institutional Annual Report and Semi-Annual Report, and the Statement of Additional Information) or 1-800-426-0107 (for the Class A, B and C Prospectus, Class D Prospectus, ABC Annual Report, Class D Annual Report, ABC Semi-Annual Report, Class D Semi-Annual Report, and the Statement of Additional Information), or write to the Trust at the address appearing above. Text-only versions of all the documents listed above can be viewed online or downloaded from the EDGAR database on the SEC's internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may obtain copies, upon payment of a duplicating fee, by submitting an electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Room, U.S. Securities and Exchange Commission, Washington, D.C. 20549-0102. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

  An investment in the Acquiring Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
PROSPECTUS/PROXY STATEMENT................................................   i
OVERVIEW..................................................................   1
  Federal Income Tax Consequences.........................................   8
  Risk Factors............................................................   9
SPECIAL MEETING OF SHAREHOLDERS...........................................  12
PROPOSAL--APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION................  12
  Background and Reasons for the Proposed Merger..........................  13
  Information About the Merger............................................  14
ADDITIONAL INFORMATION ABOUT THE FUNDS....................................  18
OTHER INFORMATION ........................................................  24
  Financial Highlights....................................................  24
  Voting Information; Ownership of the Funds..............................  24
  Adjournments............................................................  29
  Methods of Voting.......................................................  30
  Shareholder Proposals at Future Meetings................................  30
  Other Matters...........................................................  30

APPENDIX A Form of Agreement and Plan of Reorganization................... A-1

APPENDIX B Information About the Acquiring Fund........................... B-1

APPENDIX C Additional Performance Information About the Acquiring Fund.... C-1

APPENDIX D Additional Performance Information About the Acquired Fund..... D-1

APPENDIX E Financial Highlights........................................... E-1

                                   OVERVIEW

  The Board of Trustees of the Trust (the "Trustees") has unanimously approved the Merger of the Acquired Fund into the Acquiring Fund. The Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. The completion of these transactions will result in:

  .  The liquidation of the Acquired Fund.

  .  Your becoming a shareholder of the Acquiring Fund.

  Investment Objectives and Policies. The investment objectives, policies and restrictions of the Funds are briefly summarized below. See "Additional Information About the Funds--Comparison of Investment Objectives, Policies and Restrictions" below for additional information about the investment policies and restrictions of the Funds.

  . Acquiring Fund. The investment objective of the Acquiring Fund is to seek long-term growth of capital; current income is a secondary objective. The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. When selecting securities for the Acquiring Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs). Although the Acquiring Fund has an income component, the Acquiring Fund has more of a "growth" orientation than the Acquired Fund. The Acquiring Fund normally invests in the securities of 40 to 60 issuers.

  . Acquired Fund. The Acquired Fund is more "income" oriented than the Acquiring Fund. The investment objective of the Acquired Fund is to seek current income as a primary objective; long-term growth of capital is a secondary objective. The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The Fund may also invest to a limited degree in convertible securities and preferred stocks. The Acquired Fund's initial selection universe consists of the 1,000 largest publicly traded companies (in terms of market capitalization) in the U.S. The Acquired Fund's portfolio managers seek to identify the most undervalued stocks within each industry in this universe, based mainly on price-to-earnings ratios. The Acquired Fund normally invests in the securities of 40 to 50 issuers.

  Advisory Arrangements. PIMCO Advisors L.P. ("PIMCO Advisors") is the investment adviser to each Fund. PIMCO Equity Advisors serves as the sub-adviser of both Funds. PIMCO Equity Advisors is a division of PIMCO Advisors.

  Proposed Transaction. As a result of the Merger, the Acquired Fund will receive a number of Class A, Class B, Class C, Class D, Institutional Class and Administrative Class Merger Shares of the Acquiring Fund equal in value to the value of the net assets of the Acquired Fund being transferred and attributable to Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares, respectively, of the Acquired Fund. Following the transfer:

  . Each shareholder of the Acquired Fund will receive, on a tax-free basis, a number of full and fractional Class A, Class B, Class C, Class D, Institutional Class and/or Administrative Class Merger Shares of the Acquiring Fund equal in value to the aggregate value of the shareholder's Class A, Class B, Class C, Class D, Institutional Class and/or Administrative Class shares of the Acquired Fund, respectively.

  .  The Acquired Fund will liquidate.

  Distribution and Share Class Arrangements. The distribution and share class arrangements of Class A, Class B, Class C, Class D, Institutional Class and Administrative Class Merger Shares are identical to those of the corresponding classes of shares of the Acquired Fund.

  . Class A shares of the Funds are generally sold subject to an initial sales charge ("load") and are subject to a servicing fee at an annual rate of 0.25% of a Fund's average daily net assets attributable to its Class A shares. Class A shares are generally not subject to a contingent deferred sales charge (a "CDSC"), except in the case of certain purchases of Class A shares without a sales load which are redeemed within 18 months after purchase.

  . Class B shares of the Funds are sold at net asset value, without an initial sales charge, but are subject to a CDSC at declining rates if redeemed within seven years of purchase (the maximum CDSC is imposed on shares redeemed in the first year). Class B shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund's average daily net assets attributable to its Class B shares. Class B shares convert automatically to Class A shares seven years after purchase.

  . Class C shares of the Funds are sold at net asset value, without an initial sales charge, and are subject to a 1.00% CDSC if redeemed within one year after purchase. Class C Shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of a Fund's average daily net assets attributable to its Class C shares. Class C shares do not have a conversion feature.

  . Class D shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee of 0.25% of a Fund's average daily net assets attributable to its Class D shares.

  . Institutional Class shares of the Funds are not subject to an initial sales charge or CDSC or any distribution and/or service fees.

  . Administrative Class shares of the Funds are not subject to an initial sales charge or CDSC but are subject to an annual distribution and/or service fee of 0.25% of a Fund's average daily net assets attributable to its Administrative Class shares.

  Purchases of Shares. The purchase arrangements for shares of the Funds are substantially identical. As described in more detail in Appendix B, you may purchase all classes of shares of the Acquiring Fund at their net asset value next determined after receipt of your purchase request, plus any applicable sales charges, directly from the Trust (except for Class D shares, which must be purchased through a financial service firm) or through an investor's financial representative or other financial intermediary. Depending on the share class purchased, the minimum investment amount ranges from $2,500 to $5,000,000.

  Exchanges. You may exchange your shares in the Funds at net asset value for shares of the same class of any other series of the Trust or of PIMCO Funds:
Pacific Investment Management Series, another trust in the PIMCO Funds family, subject to any restrictions on exchanges set forth in the applicable prospectus(es). See "Exchanging Shares" in Appendix B.

  Redemptions. Redemption procedures for the Funds are substantially identical. You may redeem Fund shares on any day the New York Stock Exchange is open at their net asset value next determined after receipt of the redemption request, less any applicable CDSC. Class A, B and C shares can be redeemed through a participating broker or by submitting a written redemption request directly to the Fund's transfer agent (for non-broker accounts only). Class D shares can be redeemed through the financial service firm through which you purchased the shares. Institutional and Administrative Class shares can be redeemed by a written, telephonic or other wire communication request submitted to the Fund's transfer agent. See "Selling Shares--Class A, B and C Shares," "Selling Shares--Class D Shares" and "Selling Shares--Institutional and Administrative Class Shares" in Appendix B.

  Reasons for Proposing the Merger. The Trustees recommend approval of the Merger. In reviewing the Merger, the Trustees considered the following factors:


  . The Acquired Fund has not achieved sufficient sales growth to achieve long-term viability, and it is not expected to do so in the near future. Although the Acquired Fund is significantly larger than the Acquiring Fund, PIMCO Equity Advisors has advised the Trustees that it believes that, as a result of the Acquiring Fund's conversion to a "growth and income" fund last year, the Acquiring Fund is better positioned to generate net sales and to increase in size.

  . The Merger will offer shareholders of the Acquired Fund an investment in a fund with similar investment goals and strategies.

  . The expected tax-free nature of the Merger for the Acquired Fund and its shareholders, as opposed to other alternatives (e.g., liquidation of the Acquired Fund).

  . The Acquiring Fund's investment management arrangements continue to offer access to PIMCO Equity Advisors research-intensive stock selection process.

  . Other PIMCO Funds sub-advised by PIMCO Equity Advisors (sub-adviser to the Acquired Fund since termination of the previous sub-adviser on May 8, 2000) generally pay investment advisory Fees more in line with the Acquiring Fund's advisory Fee rate.

  Please review "Approval of Agreement and Plan of Reorganization--Background and Reasons for the Proposed Merger" below for a full description of the factors considered by the Trustees.

  Operating Expenses. The following tables allow you to compare the sales charges, if applicable, advisory and administrative fees and other expenses of the Acquired Fund and the Acquiring Fund and to analyze the estimated pro forma expenses that PIMCO Advisors estimates the Acquiring Fund will bear in the first year following the Merger. These tables summarize the following information for Class A, B, C and D and Institutional and Administrative Class shares:

  . Expenses that the Acquired Fund incurred in the calendar year ended December 31, 2000.

  . Expenses that PIMCO Advisors estimates the Acquiring Fund would have incurred in the calendar year ended December 31, 2000, after giving effect to the proposed Merger on a pro forma combined basis assuming the Merger had occurred as of January 1, 2000. It is expected that the Acquiring Fund's annual operating expense will not change as a result of the Merger. Therefore, the pro forma expenses of the Acquiring Fund (taking into account the Merger) are expected to be the same as the Fund's expenses as reflected in the right-most column of the expense tables below.

  As summarized in footnotes following the tables, "Other Expenses" for each class of shares of the Acquired Fund in the left-most column in the tables includes interest expenses incurred by the Acquired Fund during the most recent calendar year in connection with transactions in portfolio securities (ranging from 0.24% to 0.38% per annum for the particular class of shares). The pro forma "Other Expenses" for each class of shares of the Acquiring Fund in the right-most column include interest expenses incurred by the Acquiring Fund during the most recent fiscal year, which were significantly less than those incurred by the Acquired Fund. The actual expenses incurred by the Acquiring Fund subsequent to the Merger may be higher than the pro forma figures shown to the extent that the Acquiring Fund incurs a higher level of interest expenses in future periods. Because the Acquiring Fund bears higher advisory fees and administrative fees (for all classes except the Institutional and Administrative Class) than the Acquired Fund, all other things being equal (including with respect to any interest expenses incurred), it is expected that the Merger will result in Acquired Fund shareholders bearing a higher level of expenses than they would if the Merger does not take place.

  Sales charges are paid directly by shareholders to PIMCO Funds Distributors LLC, the Funds' distributor. Annual Fund Operating Expenses are deducted from each Fund's assets. They include management fees, 12b-1 fees (if applicable), and administrative and other expenses.

                                                                  Acquiring
                                            Current Expenses    Fund Expenses
                                             Acquired Fund       (year ended
                                              (year ended     December 31, 2000,
                                           December 31, 2000)   and pro forma)
                                           ------------------ ------------------
CLASS A SHARES
Shareholder Fees (fees paid directly from
 your investment)
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)................................         5.50%              5.50%
  Maximum contingent deferred sales
   charge (load) (as a percentage of
   original purchase price)/1/ ..........         1.00%              1.00%
Annual Fund Operating Expenses (expenses
 deducted from Fund assets) (as a
 percentage of average net assets)
  Advisory Fee...........................         0.45%              0.60%/2/
  Distribution and/or Service (12b-1)
   Fees..................................         0.25%              0.25%
  Other Expenses.........................         0.67%/3/           0.65%/4/

  Total Annual Fund Operating Expenses...         1.37%              1.50%

CLASS B SHARES
Shareholder Fees (fees paid directly from
 your investment)
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)................................         None               None
  Maximum contingent deferred sales
   charge (load) (as a percentage of
   original purchase price)/5/ ..........         5.00%              5.00%
Annual Fund Operating Expenses (expenses
 that are deducted from Fund assets) (as
 a percentage of average net assets)
  Advisory Fee...........................         0.45%              0.60%/2/
  Distribution and/or Service (12b-1)
   Fees /6............................/..         1.00%              1.00%
  Other Expenses.........................         0.64%/3/           0.65%/4/

  Total Annual Fund Operating Expenses...         2.09%              2.25%

--------
  Footnotes begin on page 6.


                                                                 Acquiring
                                           Current Expenses    Fund Expenses
                                            Acquired Fund       (year ended
                                             (year ended     December 31, 2000,
                                          December 31, 2000)   and pro forma)
                                          ------------------ ------------------
CLASS C SHARES
Shareholder Fees (fees paid directly
 from your investment)
  Maximum sales charge (load) imposed on
   purchases (as a percentage of
   offering price)......................         None               None
  Maximum contingent deferred sales
   charge (load) (as a percentage of
   original purchase price)/7......../..         1.00%              1.00%
Annual Fund Operating Expenses (expenses
 deducted from Fund assets) (as a
 percentage of average net assets)
  Advisory Fee..........................         0.45%              0.60%/2/
  Distribution and/or Service (12b-1)
   Fees/6............................/..         1.00%              1.00%
  Other Expenses........................         0.64%/3/           0.65%/4/
  Total Annual Fund Operating Expenses..         2.09%              2.25%

CLASS D SHARES
Shareholder Fees (fees paid directly
 from your investment)
  Maximum sales charge (load) imposed on
   purchases (as a percentage of
   offering price)......................         None               None
  Maximum contingent deferred sales
   charge (load) (as a percentage of
   original purchase price).............         None               None
Annual Fund Operating Expenses (expenses
 deducted from Fund assets) (as a
 percentage of average net assets)
  Advisory Fee..........................         0.45%              0.60%/2/
  Distribution and/or Service (12b-1)
   Fees/8............................/..         0.25%              0.25%
  Other Expenses........................         0.65%/9/           0.65%/10/
  Total Fund Operating Expenses.........         1.35%              1.50%
INSTITUTIONAL CLASS SHARES
Shareholder Fees (fees paid directly
 from your investment)
  Maximum sales charge (load) imposed on
   purchases (as a percentage of
   offering price)......................         None               None
  Maximum contingent deferred sales
   charge (load) (as a percentage of
   original purchase price).............         None               None
Annual Fund Operating Expenses (expenses
 deducted from Fund assets) (as a
 percentage of average net assets)
  Advisory Fee..........................         0.45%              0.60%/2/
  Distribution and/or Service (12b-1)
   Fees.................................         None               None
  Other Expenses........................         0.53%/11/          0.40%/12/
  Total Annual Fund Operating Expenses..         0.98%              1.00%

--------
  Footnotes begin on page 6.

                                                               Acquiring  Fund
                                            Current Expenses       Expenses
                                             Acquired Fund       (year ended
                                              (year ended     December 31, 2000,
                                           December 31, 2000)   and pro forma)
                                           ------------------ ------------------
ADMINISTRATIVE CLASS SHARES
Shareholder Fees (fees paid directly from
 your investment)
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)................................         None               None
  Maximum contingent deferred sales
   charge (load) (as a percentage of
   original purchase price)..............         None               None
Annual Fund Operating Expenses (expenses
 deducted from Fund assets) (as a
 percentage of average net assets)
  Advisory Fee...........................         0.45%              0.60%/2/
  Distribution and/or Service (12b-1)
   Fees..................................         0.25%              0.25%
  Other Expenses.........................         0.63%/13/          0.40%/12/

  Total Annual Fund Operating Expenses...         1.33%              1.25%

--------
/1/ Imposed only in certain circumstances where Class A Shares are purchased without a front-end sales charge at the time of purchase.
/2/ On August 1, 2000, the Acquiring Fund's advisory fee rate decreased by
    0.03%, to 0.60% per annum. The expense table above utilizes the Acquiring Fund's current (0.60% per annum) advisory fee rate.
/3/ Other Expenses reflects a 0.40% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.27%, 0.24% and 0.24% in interest expense attributable to Class A, Class B and Class C shares, respectively, during the most recent calendar year.
/4/ Other Expenses reflects a 0.50% Administrative Fee paid by the class, which is subject to a reduction of 0.05% on average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion, and 0.15% in other expenses estimated to be attributable to the class during the current calendar year (based on the Fund's actual expenses during the most recent fiscal year).
/5/ The maximum CDSC on Class B shares is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Investment Options--Class A, B and C Shares--Contingent Deferred Sales Charges (CDSCs)--Class B and Class C Shares" in Appendix B.
/6/ Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc. (the "NASD").
/7/ The CDSC on Class C shares is imposed only on shares redeemed in the first year.
/8/ Each Fund's administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement for each Fund may be Distribution and/or Service (12b-1) Fees. The Acquired Fund will pay a total of 0.65% per year under the administration agreement and the Acquiring Fund will pay a total of 0.75% per year under the administration agreement, regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Each Fund intends to treat any fees paid under the plan as "service fees" for purposes of applicable rules of the NASD. To the extent that such fees are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

/9/ Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.25% in interest expense attributable to the class during the most recent calendar year.
/10/Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees and 0.15% in other expenses estimated to be attributable to the class during the current calendar year (based on the Fund's actual expenses during the most recent fiscal year).
/11/Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.28% in interest expense attributable to that class during the most recent calendar year.
/12/Other Expenses reflects a 0.25% Administrative Fee paid by each class and 0.15% in other expenses estimated to be attributable to the class during the current calendar year (based on the Fund's actual expenses during the most recent fiscal year).
/13/Other Expenses reflects a 0.25% Administrative Fee paid by the class and 0.38% in interest expense attributable to that class during the most recent calendar year.

  Examples. The following Examples are intended to help you compare the cost of investing in the Acquired Fund with the cost of investing in the Acquiring Fund and the cost of investing in other mutual funds. The Examples, which are based on the Total Annual Fund Operating Expenses shown above, assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

  Example. Assuming you redeem your shares at the end of each period:

                                                           3      5
                                                  1 Year Years  Years  10 Years
                                                  ------ ------ ------ --------
Class A Shares:
  PIMCO Equity Income Fund (Current).............  $682  $  960 $1,259  $2,106
  PIMCO Growth & Income Fund (Current and Pro
   Forma)........................................  $694  $  998 $1,323  $2,242

Class B Shares:
  PIMCO Equity Income Fund (Current).............  $712  $  955 $1,324  $2,145
  PIMCO Growth & Income Fund (Current and Pro
   Forma)........................................  $728  $1,003 $1,405  $2,301

Class C Shares:
  PIMCO Equity Income Fund (Current).............  $312  $  655 $1,124  $2,421
  PIMCO Growth & Income Fund (Current and Pro
   Forma)........................................  $328  $  703 $1,205  $2,585

Class D Shares:
  PIMCO Equity Income Fund (Current).............  $137  $  428 $  739  $1,624
  PIMCO Growth & Income Fund (Current and Pro
   Forma)........................................  $153  $  474 $  818  $1,791

Institutional Class Shares:
  PIMCO Equity Income Fund (Current).............  $100  $  312 $  542  $1,201
  PIMCO Growth & Income Fund (Current and Pro
   Forma)........................................  $102  $  318 $  552  $1,225

Administrative Class Shares:
  PIMCO Equity Income Fund (Current).............  $135  $  421 $  729  $1,601
  PIMCO Growth & Income Fund (Current and Pro
   Forma)........................................  $127  $  397 $  686  $1,511

  Example. Assuming you do not redeem your shares at the end of each period:

                                                                  5
                                                 1 Year 3 Years Years  10 Years
                                                 ------ ------- ------ --------
Class A Shares:
  PIMCO Equity Income Fund (Current)............  $682   $960   $1,259  $2,106
  PIMCO Growth & Income Fund (Current and Pro
   Forma).......................................  $694   $998   $1,323  $2,242

Class B Shares:
  PIMCO Equity Income Fund (Current)............  $212   $655   $1,124  $2,145
  PIMCO Growth & Income Fund (Current and Pro
   Forma).......................................  $228   $703   $1,205  $2,301

Class C Shares:
  PIMCO Equity Income Fund (Current)............  $212   $655   $1,124  $2,421
  PIMCO Growth & Income Fund (Current and Pro
   Forma).......................................  $228   $703   $1,205  $2,585

Class D Shares:
  PIMCO Equity Income Fund (Current)............  $137   $428   $  739  $1,624
  PIMCO Growth & Income Fund (Current and Pro
   Forma).......................................  $153   $474   $  818  $1,791

Institutional Class Shares:
  PIMCO Equity Income Fund (Current)............  $100   $312   $  542  $1,201
  PIMCO Growth & Income Fund (Current and Pro
   Forma).......................................  $102   $318   $  552  $1,225

Administrative Class Shares:
  PIMCO Equity Income Fund (Current)............  $135   $421   $  729  $1,601
  PIMCO Growth & Income Fund (Current and Pro
   Forma).......................................  $127   $397   $  686  $1,511


  The Administrative Fee arrangements and the Distribution Fee arrangements for the Acquiring Fund are discussed further under "Additional Information About the Funds" below. For information about the expenses associated with the Merger, see "Proposal--Approval of Agreement and Plan or Reorganization-- Information About the Merger."

Federal Income Tax Consequences

  For federal income tax purposes, the Merger of the Acquired Fund into the Acquiring Fund will be a tax-free Reorganization. Accordingly, no gain or loss will be recognized by the Acquired Fund or its shareholders on the Merger, and the tax basis of the Merger Shares received by each Acquired Fund shareholder will be the same in the aggregate as the tax basis of the shareholder's Acquired Fund shares. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in the current recognition of gain or loss to such shareholder for federal income tax purposes. A substantial portion of the portfolio assets held by the Acquired Fund may be sold in connection with its Merger into the Acquiring Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the Acquired Fund's shareholders as capital-gain dividends (to the extent of net realized long-term capital gains distributed) and/or ordinary dividends (to the extent of net realized short-term capital gains distributed) during or with respect to the year of sale, and such distributions will be taxable to shareholders. For more information about the federal income tax consequences of the Merger, see "Approval of Agreement and Plan of Reorganization-- Information About the Merger--Federal Income Tax Consequences."

Risk Factors

  Because the Funds have similar (although not identical) investment objectives and policies, the risks of investing in the Funds are similar. The principal risks of the Funds are summarized below. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. The sections captioned "Characteristics and Risks of Securities and Investment Techniques" in the Prospectuses and "Investment Objectives and Policies" in the Statement of Additional Information include more information about the Funds, their investments and the related risks, and are incorporated in this Prospectus/Proxy Statement by reference. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in the Funds.

  Market Risk. The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

  Issuer Risk. The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

  Value Securities Risk. The Funds may place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

  Growth Securities Risk. The Acquiring Fund may emphasize growth securities. Growth securities typically trade at higher multiples of current earnings than other securities, therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

  Smaller Company Risk. The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The Acquiring Fund may have significant exposure to this risk because it may invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than larger companies.

  Interest Rate Risk. To the extent that the Funds purchase fixed income securities for investment or defensive purposes, they will be subject to interest rate risk, a market risk relating to investments in fixed income securities such as bonds and notes. The Acquiring Fund is particularly sensitive to this risk because it may invest in interest-rate-sensitive securities such as corporate bonds.

  As interest rates rise, the value of fixed income securities in a Fund's portfolio is likely to decrease. Securities with longer "durations" (explained below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration.

  High-Yield Risk. Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high-yield securities" or "junk bonds." The Funds, particularly the Acquiring Fund, may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed-income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rates and credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

  Liquidity Risk. The Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price.

  Focused Investment Risk. Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. The Acquiring Fund may from time to time have greater risk to the extent it invests a substantial portion of its assets in companies in related industries such as "technology" or "financial and business services," which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

  Technology-Related Risk. Because the Acquiring Fund may from time to time invest a significant portion of its assets in securities issued by technology companies, it is subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

  Foreign (non-U.S.) Investment Risk. Because they may invest in foreign securities, the Funds may experience more rapid and extreme changes in value than funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund's investment in foreign securities.

  Currency Risk. Because they may invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, the Funds are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by the United States or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

  Credit Risk. The Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

  Management Risk. Each Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO Advisors, PIMCO Equity Advisers and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

                        SPECIAL MEETING OF SHAREHOLDERS

  The enclosed proxy is solicited by the Trustees of the Trust for use at a Special Meeting of Shareholders of the Acquired Fund to be held at 10:00 a.m., Eastern time, on Thursday, June 14, 2001, at the offices of PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, and at any adjournment thereof (the "Meeting"). The Meeting is being held to consider the proposed Merger of the Acquired Fund into the Acquiring Fund by the transfer of all of the Acquired Fund's assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, followed by the liquidation and dissolution of the Acquired Fund. This Prospectus/Proxy Statement is being mailed to shareholders on or about April 27, 2001.

  The Trustees know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                   PROPOSAL

                             APPROVAL OF AGREEMENT
                          AND PLAN OF REORGANIZATION

  You are being asked to approve a Merger between the Acquired Fund and the Acquiring Fund. The Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund (the "Agreement"), a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

  The Agreement provides, among other things, for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (i) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and (ii) the issuance to the Acquired Fund of Class A, Class B, Class C, Class D, Institutional Class and Administrative Class Shares of the Acquiring Fund ("Merger Shares"), followed by the distribution of those shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all as more fully described below under "Information About the Merger."

  Upon liquidation of the Acquired Fund, you will receive a number of full and fractional Class A, Class B, Class C, Class D, Institutional Class or Administrative Class Merger Shares equal in value at the date of the exchange to the aggregate value of your Class A, Class B, Class C, Class D, Institutional Class or Administrative Class shares of the Acquired Fund, respectively.

  Trustees' Recommendation. The Trustees have voted unanimously to approve the proposed Merger and to recommend that shareholders of the Acquired Fund also approve the Merger.

  Required Shareholder Vote. At the meeting of shareholders of the Acquired Fund, 30% of the shares of the Acquired Fund outstanding as of the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business for the Fund. Assuming a quorum is present, approval of the Merger will require the affirmative vote of a plurality of such quorum, that is, more votes among such quorum in favor of the Merger than against the Merger.

  A shareholder of the Acquired Fund objecting to the proposed Merger is not entitled under Massachusetts law or the Second Amended Agreement and Declaration of Trust of the Trust (the "Declaration of Trust") to demand payment for and an appraisal of his or her Acquired Fund shares if the Merger is consummated over his or her objection. You may, however, redeem your shares at any time prior to the Merger and, if the

Merger is consummated, you will still be free at any time to redeem your Merger Shares, for cash at net asset value (less any applicable CDSC) at the time of such redemption, or to exchange your Merger Shares for shares of other funds in the PIMCO Funds family at net asset value at the time of such exchange. See "Exchanging Shares" in "Appendix B--Information About the Acquiring Fund."

  The Merger is subject to a number of conditions. In the event that the Merger is not approved by the shareholders of the Acquired Fund, the Acquired Fund will continue to be managed as a separate fund in accordance with its current investment objective and policies, and the Trustees may consider such alternatives as may be in the best interests of shareholders.

Background and Reasons for the Proposed Merger

  At meetings held on March 8 and March 14, 2001, the Trustees, including the Trustees who are not "interested persons" of the Trust (the "Independent Trustees"), determined that the Merger would be in the best interests of the Acquired Fund, and that the interests of such shareholders would not be diluted as a result of effecting the Merger. The Trustees have unanimously approved the proposed Merger and have recommended its approval by shareholders.

  The principal reasons why the Trustees are recommending approval of the Merger are as follows:

  . Sales trends. The Trustees noted that the Acquired Fund has not achieved sufficient sales growth to achieve long-term viability and it is not expected to do so in the near future. Although the Acquired Fund is significantly larger than the Acquiring Fund, PIMCO Equity Advisors has advised the Trustees that it believes that, as a result of the Acquiring Fund's conversion to a "growth and income" fund last year, the Acquiring Fund is better positioned to generate net sales and to increase in size.

  . More visibility for the resulting Fund. After the Merger, the Acquiring Fund may have more visibility and presence in the marketplace and a greater potential to attract new assets.

  . Continued investment in a mutual fund without recognition of gain or loss for federal income tax purposes. The proposed Merger will permit Acquired Fund shareholders to keep their investment in an open-end mutual fund, without recognition of gain or loss for federal income tax purposes. If the Acquired Fund were to liquidate and shareholders were to receive the net asset value of their shares in liquidating distributions, current gain or loss would be recognized for federal income tax purposes.

  . Appropriate investment objectives, diversification, etc. The investment objective, policies, and restrictions of the Acquiring Fund are similar (although not identical) to those of the Acquired Fund, and the Trustees believe that an investment in shares of the Acquiring Fund will provide shareholders with an investment opportunity similar to that currently provided by the Acquired Fund.

  . A greater emphasis on growth of capital. The Trustees noted that the Acquiring Fund has a primary investment objective of long-term growth of capital, with current income as a secondary objective, while the Acquired Fund seeks current income as a primary objective, with long-term growth of capital as a secondary objective.

  . Dedicated resources. The Trustees considered that the Acquiring Fund's sub-adviser, PIMCO Equity Advisors, will be able to provide focused, dedicated resources to the surviving Fund (i.e., the Acquiring Fund), rather than dividing resources between two funds with different, albeit similar, investment objectives and policies.

  The Trustees noted that the expenses of the Acquiring Fund are higher than those of the Acquired Fund due to higher advisory fees and (for Class A, B, C and D shares) higher administration fees. The Trustees considered PIMCO Advisors' assertion that this difference is justified by the complex and research-driven portfolio management strategies employed by the Acquiring Fund. The Trustees also considered that the

Acquired Fund had, until May 8, 2000, retained a sub-adviser with more of a "value" orientation, and that, when PIMCO Equity Advisers had become the Fund's sub-adviser at that time, the Acquiring Fund's advisory fee rate was more in line with that of other Funds sub-advised by PIMCO Equity Advisors. The Trustees noted that PIMCO Advisors also asserted that certain costs (such as transfer agency costs) intended to be paid from the administration fee had been increasing.

  The Trustees also considered information from PIMCO Advisors relating to the comparative net operating results of the Funds, as well as the comparative realized and unrealized gains and losses of the Funds' securities. A summary of this information, as of December 31, 2000, is provided below. Additional comparative financial information for the Funds is included in the Merger Statement of Additional Information, and is included herein by reference.

                                                           Acquired  Acquiring
                                                             Fund      Fund
                                                          ---------- ---------
Net operating income (loss).............................. $   64,000 $  31,000
Realized gains (losses) on securities.................... $2,067,000 $ 891,000
Unrealized gains (losses) on securities.................. $1,598,000 $(491,000)

Information About the Merger

  Agreement and Plan of Reorganization. The Agreement provides that the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for the issuance to the Acquired Fund's shareholders of the Class A, Class B, Class C, Class D, Institutional Class and Administrative Class Merger Shares, all as of the Exchange Date (as defined in the Agreement). If the Merger is approved by shareholders of the Acquired Fund, it is expected the Exchange Date will occur on or about June 22, 2001. The following discussion of the Agreement is qualified in its entirety by reference to the full text of the Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

  The Acquired Fund will transfer all of its assets to the Acquiring Fund, and, in exchange, the Acquiring Fund will assume all of the liabilities of the Acquired Fund and deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the net asset value of the Acquired Fund attributable to its Class A shares,
(ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the net asset value of the Acquired Fund attributable to its Class B shares, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the net asset value of the Acquired Fund attributable to its Class C shares, (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the net asset value of the Acquired Fund attributable to its Class D shares,
(v) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the net asset value of the Acquired Fund attributable to its Institutional Class shares and (vi) a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the net asset value of the Acquired Fund attributable to its Administrative Class shares.

  Immediately following the Exchange Date, the Acquired Fund will, in liquidation of the Acquired Fund, distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the Acquired Fund, with Class A Merger Shares being distributed to holders of Class A shares of the Acquired Fund, Class B Merger Shares being distributed to holders of Class B shares of the Acquired Fund, Class C Merger Shares being distributed to holders of Class C shares of the Acquired Fund, Class D Merger Shares being distributed to holders of Class D shares of the Acquired Fund, Institutional Class Merger Shares being distributed to holders of Institutional Class shares of the Acquired Fund, and Administrative Class Merger Shares being distributed to holders of Administrative Class shares of the Acquired Fund. As a result of the proposed transaction, each holder of Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Acquired Fund would receive a number of full and fractional Class A, Class B, Class C, Class D, Institutional Class and Administrative Class Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares, respectively, of the Acquired Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders, each account representing the respective number of full and fractional Class A, Class B, Class C, Class D, Institutional Class or Administrative Class Merger Shares due such shareholder. New certificates for Merger Shares will not be issued. Shareholders of the Acquired Fund holding certificates for shares will be sent instructions on how they will be able to exchange those certificates for certificates representing shares of the Acquiring Fund.

  The consummation of the Merger is subject to the conditions set forth in the Agreement and the approval of the shareholders of the Acquired Fund. The Agreement may be revised or amended at any time prior to the consummation of the Merger with the consent of the Trustees, but in no event shall any amendment cause any shareholder to receive less than net asset value for his or her Acquired Fund shares in the Merger. In addition, the Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of the Acquired Fund, prior to the Exchange Date, by consent of the Trustees or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

  Expenses of the Merger. All legal and accounting fees and expenses, printing and other fees and expenses incurred in connection with the consummation of the transactions contemplated by the Agreement will be borne by PIMCO Advisors, and not by the Funds.

  Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of
Section 851 of the Internal Revenue Code.

  As noted above under "Overview--Investment Objectives and Policies," the Acquired Fund normally invests in the securities of 40 to 50 issuers, and the Acquiring Fund normally invests in the securities of 40 to 60 issuers. In connection with the Merger, the Acquired Fund may restructure its investment portfolio and decrease the number of issuers held by the Fund. In addition, after the Merger, the Acquiring Fund is expected to dispose of some of the Acquired Fund's securities acquired in the Merger. Brokerage costs, transfer taxes and other expenses associated with these transactions have been estimated by PIMCO Advisors to be approximately $2,000. These costs will be borne by the Funds, and not by PIMCO Advisors. These transactions will cause the Acquired Fund to realize capital gains or losses prior to the Exchange Date. As noted below under "Federal Income Tax Consequences," any gains realized by the Acquired Fund prior to the Exchange Date will be distributed to shareholders of the Acquired Fund prior to the Exchange Date and therefore will be borne by Acquired Fund shareholders.

  Federal Income Tax Consequences. The Merger will be a tax-free reorganization. The Merger will be conditioned on receipt of an opinion from Ropes & Gray, counsel to the Trust, to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution of the Merger Shares by the Acquired Fund to its shareholders in liquidation of the Acquired Fund;

(ii) under Section 354 of the Code, no gain or loss will be recognized by the Acquired Fund shareholders on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) under Section 358 of the Code, the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in exchange for their Acquired Fund shares will be the same as the aggregate tax basis of their Acquired Fund shares exchanged therefor; (iv) under Section 1223(1) of the Code, an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as capital assets; (v) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Merger Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;
(vi) under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's basis in such assets immediately prior to the transfer; and (vii) under Section 1223(2) of the Code, the Acquiring Fund's holding period in such assets will include the Acquired Fund's holding period in such assets. The opinion will be based on certain factual certifications made by the officers of the Trust and will also be based on customary assumptions.

  A substantial portion of the portfolio assets held by the Acquired Fund may be sold in connection with its Merger into the Acquiring Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund's basis in such assets. Any net capital gains recognized in these sales will be distributed to the Acquired Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

  Prior to the Exchange Date, the Acquired Fund will declare a distribution to shareholders which, together with all of its previous distributions, will have the effect of distribution to shareholders of all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

  This description of the federal income tax consequences of the Merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

  Description of the Merger Shares. Full and fractional Merger Shares will be issued to the Acquired Fund's shareholders in accordance with the procedures under the Agreement as described above. The Merger Shares are Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Acquiring Fund, which have characteristics identical to those of the corresponding class of shares of the Acquired Fund with respect to sales charges, CDSCs, conversion and exchange privileges, and 12b-1 fees.

  Some of the important characteristics of the Merger Shares are discussed below:

  Class A Merger Shares

  . Investors purchasing Class A shares of the Acquiring Fund generally pay a front-end sales charge of up to 5.50% at the time of purchase. The sales charge is deducted from the initial investment so that not all of the initial purchase payment will be invested. Acquired Fund shareholders will not pay a sales charge on the Acquiring Fund shares they receive in the Merger.

  . Class A shares are generally not subject to redemption fees, except that certain purchases of $1,000,000 or more of Class A shares are not subject to a front-end sales charge but are subject to a 1% CDSC if redeemed within 18 months after purchase./1/

  . Class A shares are subject to a 12b-1 servicing fee at the annual rate of 0.25% of a Fund's average daily net assets attributable to its Class A shares.

  Class B Merger Shares

  . Class B shares are sold without a front-end sales charge, but are subject to a CDSC of up to 5% if redeemed within seven years of original purchase./1/

  . Class B shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund's average daily net assets attributable to its Class B shares.

  . Class B shares convert automatically into Class A shares after they have been held for seven years.

  Class C Merger Shares

  . Class C shares are sold without a front-end sales charge, but are subject to a CDSC of 1% if redeemed within one year after purchase./1/

  . Class C shares are subject to 12b-1 distribution and/or service fees at the annual rate of 1.00% of a Fund's average daily net assets attributable to its Class C shares.

  .  Unlike Class B Shares, Class C shares do not convert into Class A
     Shares.

  Class D Merger Shares

  .  Class D shares are not subject to a front-end sales charge or a CDSC.

  . Class D shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund's average daily net assets attributable to its Class D shares.

  Institutional Class Merger Shares

  . Institutional Class shares are not subject to a front-end sales charge, a CDSC, or 12b-1 distribution and/or service fees.

  Administrative Class Merger Shares

  . Administrative Class shares are not subject to a front-end sales charge or a CDSC.

  . Administrative Class shares are subject to 12b-1 distribution and/or service fees at the annual rate of 0.25% of a Fund's average daily net assets attributable to its Administrator Class Shares.

  See "Information About the Acquiring Fund" in Appendix B for more information about the characteristics of Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Acquiring Fund.

  Redemption by PIMCO Advisors L.P. As of the Record Date, PIMCO Advisors owned an approximately 0.064% interest in the Acquiring Fund. It is expected that within a short time prior to the Merger, PIMCO Advisors will redeem all of its interest in the Acquiring Fund not yet redeemed by such time, and therefore will not be an Acquiring Fund shareholder at the time of the Merger. Because PIMCO Advisors is not expected to receive the proceeds of this redemption until after the Merger, brokerage costs, transfer taxes and other expenses associated with this redemption will be borne largely by shareholders of the Acquired Fund who become shareholders of the Acquiring Fund in the Merger.

--------
/1/ For purposes of determining the CDSC (if any) payable on redemption of Class A, Class B or Class C Merger Shares received by holders of Class A, Class B or Class C shares of the Acquired Fund, as well as the conversion date of Class B Merger Shares, such shares will be treated as having been acquired as of the dates that, and for the prices at which, such shareholders originally acquired their Class A, Class B or Class C shares, as the case may be, of the Acquired Fund, and the CDSC would be applied at the same rate as was in effect for the Acquired Fund at the time the shares of the Acquired Fund were originally purchased.

  Interests of Certain Persons in the Merger. Stephen J. Treadway is a Trustee and is the President and Chief Executive Officer of the Trust and a Managing Director and Executive Vice President of PIMCO Advisors. Kenneth M. Poovey is a Trustee of the Trust and a Managing Director and the Chief Executive Officer of the U.S. Equity Division of PIMCO Advisors. Because of their positions and compensation arrangements with PIMCO Advisors, Messrs. Treadway and Poovey may be deemed to have a substantial interest in the Merger. Because the advisory fee rate and (for Class A, B, C and D shares) the administrative fee rate payable by the Acquiring Fund are higher than that payable to the Acquired Fund, as a result of the Merger, PIMCO Advisors will receive higher aggregate advisory fees from the Acquiring Fund than it had previously received from both the Acquiring Fund and the Acquired Fund prior to the Merger. Both Mr. Treadway and Mr. Poovey are compensated in part based on the performance of PIMCO Advisors and may therefore receive higher levels of compensation as a result of the Merger.

                    ADDITIONAL INFORMATION ABOUT THE FUNDS

  Comparison of Investment Objectives, Policies and Restrictions. The investment objectives, policies and restrictions of the Funds are similar, as discussed below.

  . Investment Objectives. The Acquired Fund seeks current income as a primary objective; long-term growth of capital is a secondary objective. The Acquiring Fund seeks long-term growth of capital; current income is a secondary objective. Therefore, the Acquired Fund generally places more emphasis on achieving current income (as opposed to long-term growth of capital) than the Acquiring Fund.

  . Primary Investments. Both Funds invest primarily in common stocks and other equity securities. The Acquired Fund normally invests at least 65% of its assets in income-producing (e.g., dividend-paying) common stocks of companies with market capitalizations of more than $2 billion at the time of investment; the Acquiring Fund normally invests at least 65% of its assets in common stocks of companies with market capitalizations of at least $1 billion at the time of investment.

  . Approximate Number of Holdings. The Acquired Fund normally invests in the securities of 40 to 50 issuers. The Acquiring Fund normally invests in the securities of 40 to 60 issuers.

  . Income-Producing Securities. Both Funds may invest in income-producing (e.g., dividend-paying) securities including common stocks, preferred stocks, corporate bonds and convertible securities. The Acquired Fund typically invests at least 65% of its assets in income-producing common stocks. The Acquiring Fund typically invests at least 25% of its assets in securities selected for their income potential.

  . Other Securities. Each Fund may invest in equity securities other than common stocks. Both Funds may invest in derivatives.

  . Investments in Foreign Securities. Each Fund may invest up to 15% of its assets in foreign securities, except that each Fund may invest without limit in American Depository Receipts (ADRs).

  . Temporary and Defensive Investments. In response to unfavorable market and other conditions, each Fund may make temporary investments of some or all of its assets in high-quality fixed-income securities. This would be inconsistent with each Fund's investment objective and principal strategies.

  . Investment Restrictions. The Funds have similar fundamental and non-fundamental investment restrictions, which are set forth in the Statement of Additional Information.

  . Portfolio Management Strategies. The investment policies of the Funds are similar. The principal investments and strategies of the Acquired Fund are set forth in the Prospectuses, and are incorporated herein by reference. The principal investments and strategies of the Acquiring Fund are set forth in "Appendix B--Information About the Acquiring Fund."

  . Dividends and Distributions. The Acquired Fund declares and pays income dividends quarterly. The Acquiring Fund declares and pays income dividends at least annually. Each Fund distributes its net realized capital gains at least annually.

  Advisory and Sub-Advisory Arrangements and Fees. PIMCO Advisors serves as the investment adviser for both of the Funds. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2001, PIMCO Advisors and its subsidiary partnerships had approximately $275.5 billion in assets under management.

  Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities and business activities of the Funds. Shareholders of the Funds have approved a proposal permitting PIMCO Advisors to enter into new or amended sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Trustees to approve any such agreement. In addition, the exemptive order prohibits PIMCO Advisors from entering into sub-advisory agreements with affiliates of PIMCO Advisors without shareholder approval, unless those affiliates are substantially wholly owned by PIMCO Advisors. Subject to the ultimate supervision of the Trustees, PIMCO Advisors has the responsibility to oversee the sub-advisers and to recommend their hiring, termination and replacement.

  PIMCO Equity Advisors, a division of PIMCO Advisors, serves as sub-adviser to each Fund. In its capacity as sub-adviser, PIMCO Equity Advisors directly manages the investments of the Funds. It has full investment discretion and makes all determinations with respect to the investment of each Fund's assets. PIMCO Equity Advisors is compensated for its services from the advisory fees paid to PIMCO Advisors.

  The Acquiring Fund pays PIMCO Advisors a fee at the annual rate of 0.60% of the average daily net assets of the Fund in return for providing and/or arranging for the provision of investment-advisory services. The Acquired Fund pays PIMCO Advisors a fee at the annual rate of 0.45% of the average daily net assets of the Fund in return for providing and/or arranging for the provision of investment-advisory services.

  PIMCO Advisors will remain the investment adviser to the Acquiring Fund following the Merger. However, as indicated above, the annual advisory fee rate payable by the Acquiring Fund (0.60% of average daily net assets) is higher than the annual advisory fee rate payable by the Acquired Fund (0.45% of average daily net assets). PIMCO Equity Advisors will remain the sub-adviser to the Acquiring Fund after the Merger unless and until it is replaced as sub-adviser.

  Administrative Arrangements and Fees. PIMCO Advisors currently serves as administrator to each series of the Trust, including both Funds, pursuant to the Trust's Amended and Restated Administration Agreement. PIMCO Advisors provides administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, preparation of reports to the Funds' shareholders and regulatory filings. In addition, PIMCO Advisors, at its own expense, arranges for the provision of legal, audit, custody, portfolio accounting, transfer agency and other ordinary services for the Funds and is responsible for the costs of registration of the Funds' shares and the printing of prospectuses and shareholder reports for current shareholders.

  Administrative Fee Rates. For administrative services, the Acquiring Fund pays PIMCO Advisors an administrative fee at the annual rate of 0.50% of the first $2.5 billion of the Fund's average daily net assets attributable in the aggregate to its Class A, Class B and Class C shares. (This fee is subject to a reduction of

0.05% of average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.) The Acquiring Fund pays PIMCO Advisors an administrative fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to its Class D shares, and at the annual rate of 0.25% of the Fund's average daily net assets attributable to its Institutional and Administrative Class shares.

  The Acquired Fund pays PIMCO Advisors an administrative fee at the annual rate of 0.40% of the first $2.5 billion of the Fund's average daily net assets attributable in the aggregate to its Class A, Class B and Class C shares. (This fee is subject to a reduction of 0.05% of average daily net assets attributable in the aggregate to the Fund's Class A, B and C shares in excess of $2.5 billion.) The Acquired Fund pays PIMCO Advisors an administrative fee at the annual rate of 0.65% of the Fund's average daily net assets attributable to its Class D shares. The Acquired Fund pays PIMCO Advisors an administrative fee at the annual rate of 0.25% of the Fund's average daily net assets attributable in the aggregate to its Institutional and Administrative Class shares. The administrative fee rate paid by Class A, B, C and D shares of the Acquiring Fund is higher than the administrative fee rate paid by Class A, B, C and D shares of the Acquired Fund.

  Certain expenses of the Funds are not borne by PIMCO Advisors. The Funds are responsible for their share of the following expenses: (i) salaries and other compensation of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trust's Trustees who are not "interested persons" of PIMCO Advisors and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable with respect to Class A, Class B, Class C, Class D and Administrative Class shares, and may include certain other expenses as permitted by the Trust's Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), as from time to time amended.

  PIMCO Advisors has retained its affiliate, Pacific Investment Management Company LLC, to provide various administrative and other services required by the Fund in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

  Distribution Arrangements. PIMCO Funds Distributors LLC (the "Distributor") serves as the principal underwriter of each class of the Trust's shares pursuant to a Distribution Contract with the Trust. The Distributor is a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

  Class A, Class B and Class C Shares. Pursuant to separate Distribution and Servicing Plans for Class A, Class B and Class C shares, the Distributor receives (i) in connection with the distribution of Class B and Class C shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B and Class C shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust.

  The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales-related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

  Class D Shares. Class D shareholders of each Fund pay an administrative fee to PIMCO Advisors, computed as a percentage of the Fund's average daily net assets attributable in the aggregate to its Class D shares. PIMCO Advisors or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms' services (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms).

  The Funds' administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision or shareholder services.

  Institutional and Administrative Class Shares. Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries ("Service Agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than the service and/or distribution fees discussed below paid with respect to Administrative Class shares. Service Agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service Agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges.

  The Trust's Administrative Distribution Plan and Administrative Services Plan for Administrative Class Shares allow each Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Administrative Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

  In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets.

  Because the distribution and service fees discussed in this subsection are paid out of assets of the applicable class on an ongoing basis, over time they will increase the cost of an investment in shares of such classes and may cost an investor more than other types of sales charges.

  Declaration of Trust. Both the Acquired Fund and the Acquiring Fund are governed by the Trust's Declaration of Trust and Amended and Restated Bylaws ("Bylaws"). Therefore, both Funds are governed by the same provisions relating to the powers and liabilities of shares of the Trust, shareholder voting requirements generally, and indemnification of the Trust's officers and directors. Additional information about powers and liabilities relating to the Funds' shares and shareholder voting requirements relating to reorganizations is provided below.

  Powers and Liabilities Relating to Shares. Each of the Merger Shares will be fully paid and nonassessable by the Trust when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Merger Shares will have the conversion rights specified above. The Declaration of Trust permits the Trust to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. At the time of the Merger, the Acquiring Fund's shares will be divided into six classes: Class A, Class B, Class C, Class D, Administrative Class and Institutional Class.

  Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and/or the Funds and requires that notice of such disclaimer be given in each agreement, undertaking, or obligation entered into or executed by the Trust, a Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of such Fund held personally liable for the obligations of such Fund as a result of holding shares of such Fund. Thus, the risk of a shareholder's incurring financial loss from shareholder liability is limited to circumstances in which such a disclaimer was inoperative and the Fund was unable to meet its obligations. The likelihood of such a circumstance is considered remote.

  Shareholder Voting Requirements--Reorganizations. Neither the Declaration of Trust nor the Bylaws require any shareholder vote with respect to any proposed transaction whereby the Trust or any one or more series thereof, as successor, survivor, or non-survivor, consolidates with, merges into, or has merged into it, one or more trusts, partnerships or associations. Under the Declaration of Trust and Bylaws, the shareholders would be entitled to vote if, and to the extent that, the Trustees consider such a vote to be necessary or desirable. Historically, the Trustees have concluded that it would be necessary or desirable for shareholders of the funds in the Trust to approve or disapprove a merger where a series of the Trust or another fund in the PIMCO Funds Family was not the survivor. Although the Acquiring Fund is a series of the Trust, the Trustees have determined that it is desirable to seek approval of the Merger by the shareholders of the Acquired Fund. There can be no assurance that the Trustees would reach a similar conclusion in the future or that they would do so in all cases.

  Trustees and Officers of the Trust. The Trustees and officers of the Trust will not change as a result of the Merger. The current Trustees and officers, their ages, their addresses and their principal occupations are included in the Statement of Additional Information.

  Governing Law. The Trust is governed by Massachusetts law.

  Capitalization. The following table shows, on an unaudited basis, the capitalization of the Acquired Fund and the Acquiring Fund as of February 28, 2001, and on a pro forma combined basis as of that date, giving effect to the proposed Merger:

                       CAPITALIZATION TABLE (Unaudited)
                               February 28, 2001

                                                       PIMCO
                                    PIMCO Equity  Growth & Income   Pro Forma
                                    Income Fund        Fund         Combined*
                                   -------------- --------------- --------------
Net Assets
  Class A......................... $ 7,901,530.22  $3,297,222.46  $11,198,752.68
  Class B......................... $11,753,134.53  $2,537,129.97  $14,290,264.50
  Class C......................... $11,925,731.04  $3,555,543.96  $15,481,275.00
  Class D......................... $    40,182.50  $    9,732.09  $    49,919.22
  Institutional Class............. $ 7,130,954.06  $2,737,371.42  $ 9,868,325.48
  Administrative Class............ $    71,070.65            --   $    71,070.65
Shares outstanding
  Class A.........................    791,442.213    351,707.609   1,195,171.044
  Class B.........................  1,186,738.328    271,747.703   1,530,006.906
  Class C.........................  1,201,503.836    380,981.626   1,659,300.643
  Class D.........................      3,997.046      1,035.821       5,310.555
  Institutional Class.............    710,583.472    290,898.795   1,048,706.215
  Administrative Class............      7,045.299            --        7,552.673
Net asset value per share
  Class A......................... $         9.98  $        9.37  $         9.37
  Class B......................... $         9.90  $        9.34  $         9.34
  Class C......................... $         9.93  $        9.33  $         9.33
  Class D......................... $        10.05  $        9.40  $         9.40
  Institutional Class............. $        10.04  $        9.41  $         9.41
  Administrative Class............ $        10.09             --  $         9.41

--------
* The pro forma capitalization information assumes the Merger was consummated on February 28, 2001, and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the actual date the Merger takes place, and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

                               OTHER INFORMATION

  You will find information relating to the Acquiring Fund, including information with respect to its investment objectives, policies and restrictions, at Appendix B to this Prospectus/Proxy Statement. Additional information about the Acquired Fund is incorporated by reference from the Class A, B and C Prospectus, the Class D Prospectus and the Institutional Prospectus and is available free of charge by calling the Trust at 1-800-927-4648 (Institutional Prospectus) or 1-800-426-0107 (Class A, B and C Prospectus and Class D Prospectus). Additional information and commentary from the Institutional Annual Report relating to the Acquiring Fund's investment performance is included in Appendix C to this Prospectus/Proxy Statement. Additional information relating to the Acquired Fund's investment performance is set forth in Appendix D to this Prospectus/Proxy Statement. You may find additional information regarding the Funds, including financial information, in the Merger Statement of Additional Information, the Class A, B and C Prospectus, the Class D Prospectus, the Institutional Prospectus, the MMS Statement of Additional Information, the Annual Reports and the Semi-Annual Report, which are available free of charge as discussed at the beginning of this Prospectus/Proxy Statement.

  You may inspect and copy proxy materials, reports, proxy and information statements and other information filed by the Trust with respect to the Funds at the Public Reference Facilities maintained by the SEC at 450 Fifth Street N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. You may also obtain such material from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. You may also access reports and other information about the Trust on the EDGAR database on the Commission's web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number (811-6161).

Financial Highlights

  Appendix E includes financial highlights for the Acquiring and the Acquired Fund.

Voting Information; Ownership of the Funds

  Record Date and Method of Tabulation. Shareholders of record of the Acquired Fund at the close of business on April 20, 2001 (the "Record Date"), will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Acquiring Fund will not vote on the Merger. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. The holders of 30% of the shares of the Acquired Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Fund at the Meeting. Assuming a quorum is present, approval of the Merger will require the affirmative vote of a plurality of such quorum, that is, more votes among such quorum in favor of the Merger than against the Merger.

  Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to the proposal, shares will be voted FOR the Proposal. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Trust, prior to any such exercise, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

  Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count all shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. So long as a quorum is present, abstentions and broker non-votes will have no effect on the outcome of the voting on the Proposal.

  As of the Record Date, as shown on the books of the Trust, there were issued and outstanding the following numbers of shares of beneficial interest of each class of the Funds:

  Acquiring
   Fund
---------------------------------------------------------------------------------
                                                     Institutional Administrative
    Class A       Class B       Class C     Class D      Class         Class
---------------------------------------------------------------------------------
  433,999.519    357,984.088   370,144.159 1,035.821  426,295.013    24,346.000
---------------------------------------------------------------------------------
  Acquired
   Fund
---------------------------------------------------------------------------------
                                                     Institutional Administrative
    Class A       Class B       Class C     Class D      Class         Class
---------------------------------------------------------------------------------
  782,528.090  1,159,826.263 1,197,012.218 4,055.401  432,692.749     7,750.434

  As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Acquired Fund and the Acquiring Fund:

                                                               Percentage of
                                                 Percentage  Outstanding Shares
                                                  of Shares    of Class Owned
                                                  of Class    Upon Consummation
          Fund and Class           Shares Owned  Outstanding     of Merger**
-------------------------------------------------------------------------------
  PIMCO Equity Income
  Institutional
  US Bank Custodian for            150,299.211     34.74%          18.11%
  Great Western Malting Salaried
   Sav Pl
  P.O. Box 64010
  St. Paul, MN 55164-0010
-------------------------------------------------------------------------------
  Northern Trust Co. TTEE for       81,045.017     18.73%           9.76%
   California Chamber of Commerce
  P.O. Box 92956
  801 S. Canal St.
  Chicago, IL 60607-4515
-------------------------------------------------------------------------------
  US Bank Custodian                 34,585.351      7.99%           4.17%
  Great Western Malting Bargain
  P.O. Box 64010
  St. Paul, MN 55164-0010
-------------------------------------------------------------------------------
  Charles Schwab & Co., Inc.        34,476.867*     7.97%           4.15%
  Special Custody Account
  Attn: Mutual Fund Dept.
  101 Montgomery St.
  San Francisco, CA 94104-4122

                                                               Percentage of
                                               Percentage  Outstanding Shares of
                                                of Shares    Class Owned Upon
                                                of Class      Consummation of
         Fund and Class          Shares Owned  Outstanding       Merger**
--------------------------------------------------------------------------------
  Abilene Christian University    31,774.286      7.34%            3.83%
  Trust Management Account
  SCU Box 29120
  Abilene, TX 79699-0001
--------------------------------------------------------------------------------
  Administrative
  Sandra Hogue-Burney              3,978.573     51.33%           13.12%
  1126 Los Olas Ave.
  Santa Barbara, CA 93109-2115
--------------------------------------------------------------------------------
  Trustlynx & Co. #200             3,419.635     44.12%           11.27%
  P.O. Box 173736
  Denver, CO 80217-3736
--------------------------------------------------------------------------------
  Class A
  MLPF&S for the Sole Benefit    138,639.721*    17.71%           11.67%
   of its Customers
  4800 Deer Lake Dr. E Fl 3
  Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
  Khosrow B. Semnani             106,236.080     13.57%            8.94%
  P.O. Box 3508
  Salt Lake City, UT 84110-3508
--------------------------------------------------------------------------------
  Class B
  MLPF&S for the Sole Benefit    143,732.057*    12.51%            9.61%
   of its Customers
  4800 Deer Lake Dr E Fl 3
  Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
  Class C
  MLPF&S for the Sole Benefit    109,577.994*     9.14%            7.10%
   of its Customers
  4800 Deer Lake Dr E Fl 3
  Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
  Class D
  DLJ Securities Corp Inc.         3,471.074*    85.59%           69.17%
  P.O. Box 2052
  Jersey City, NJ 07303-9998
--------------------------------------------------------------------------------
  Charles Schwab & Co. Inc.          466.206*    11.50%            9.29%
  Special Custody Accounts
  FBO Customers
  101 Montgomery St.
  San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
  PIMCO Growth & Income
  Institutional
  National Financial Services    103,687.075*    24.32%           11.64%
  Exclusive Benefit of our
   Customers
  P.O. Box 3908
  Church Street Station
  New York, NY 10008-3908
--------------------------------------------------------------------------------
  Charles Schwab & Co., Inc.      92,898.605*    21.79%           10.43%
  Special Custody Account
  Attn Mutual Fund Dept.
  101 Montgomery St.
  San Francisco, CA 94104-4122

                                                               Percentage of
                                               Percentage  Outstanding Shares of
                                                of Shares    Class Owned Upon
                                                of Class      Consummation of
         Fund and Class           Shares Owned Outstanding        Merger**
--------------------------------------------------------------------------------
  State Street Bank & Trust        70,852.398    16.62%            7.96%
  John W. Barnum, IRA
  901 E. Cary St.
  Richmond, VA 23219-4057
--------------------------------------------------------------------------------
  PFPC FBO LPL Supermarket
   Program                         49,969.561    11.72%            5.61%
  ATTN: LPL/KOP
  211 S. Gulph Rd.
  King of Prussia, PA 19406-3101
--------------------------------------------------------------------------------
  National Investor Services
   Corp.                           46,592.975*   10.93%            5.23%
  Exclusive Benefit of our
   Customers
  55 Water St. 32nd Floor
  New York, NY 10041-3299
--------------------------------------------------------------------------------
  Donaldson Lufkin Jennrette       45,721.389*   10.73%            5.13%
  Pershing Division
  P.O. Box 2052
  Jersey City, NJ 07303-2052
--------------------------------------------------------------------------------
  Administrative
  Joyce Dalton                      4,470.629   13.96%            13.67%
  21 Quambasset Rd.
  Buzzards Bay, MA 02532-5607
--------------------------------------------------------------------------------
  State Street Bank & Trust Co
   Cust                             4,345.695   13.57%            13.29%
  IRA R/O William H. Honn Sr.
  8615 Tagsold Hwy
  Riga, MI 49276-9751
--------------------------------------------------------------------------------
  AFL-CIO Laundry & Dry Cleaning    4,132.401   12.90%            12.64%
  Int'l Union Local 52
  Def Benefit Pension Plan &
  Trust
  Blackman Kawakami Gonzales
  TIEES
  920 S. Alvarado St.
  Los Angeles, CA 90006-3008
--------------------------------------------------------------------------------
  State Street Bank & Trust Co
  Cust                              3,167.008    9.89%             9.68%
  Milton A. Gaines
  1365 McKail Rd.
  Leonard, MI 48367-1440
--------------------------------------------------------------------------------
  Jonathan A. Bregman TTEE          2,922.673    9.13%             8.94%
  U/A DTD June 1, 1998
  Jonathan A. Bregman DDS PA
  401K PSP & Trust (IMPAC
   PIMCO)
  3325 Chapel Hill Blvd, Suite
  304
  Durham, NC 27707-2646
--------------------------------------------------------------------------------
  Raymond James & Assoc Inc.
  Cust                              2,184.883    6.82%             6.68%
  Thomas K. Whalen IRA
  PIMCO
  851 Newton Ave.
  Baldwin, NY 11510-2826

                                                               Percentage of
                                               Percentage  Outstanding Shares of
                                                of Shares    Class Owned Upon
                                                of Class      Consummation of
         Fund and Class           Shares Owned Outstanding        Merger**
--------------------------------------------------------------------------------
  State Street Bank & Trust Co
  Cust                              1,846.298    5.76%             5.65%
  IRA A/C Gayland Boyle
  3606 E. 185th Pl.
  Belton, MO 64012-3678
--------------------------------------------------------------------------------
  State Street Bank & Trust Co
  Cust                              1,705.288    5.32%             5.21%
  IRA A/C Anne C. Dement
  2437 Deanwood Dr.
  Raleigh, NC 27615-3994
--------------------------------------------------------------------------------
  Class A
  Painewebber for the Benefit of   91,182.614    21.03%            7.17%
   John W. Teets Jr. Trustee
  5303 E. Desert Park Lane
  Scottsdale, AZ 85253-3057
--------------------------------------------------------------------------------
  Painewebber for the Benefit of   74,839.623    17.26%            5.88%
   John Teets & Nancy G. Teets
  5303 E. Desert Park Lane
  Scottsdale, AZ 85253-3057
--------------------------------------------------------------------------------
  MLPF&S for the Sole Benefit      30,688.100*    7.08%            2.41%
   of its Customers
  4800 Deer Lake Dr. E Fl 3
  Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
  FMTC TTEE                        26,997.840     6.23%            2.12%
  Mintz Levin 401K Plan
  FBO William C. Brashares
  701 Pennsylvania Ave. NW
  Oxford, MD 21654
--------------------------------------------------------------------------------
  BSDT Cust Rollover IRA           25,130.151     5.80%            1.98%
  FBO Frederick A. Otto
  795 Fairway Court
  Gaylord, MI 49735-9386
--------------------------------------------------------------------------------
  Class B
  MLPF&S for the Sole Benefit      38,741.327*   10.71%            2.43%
   of its Customers
  4800 Deer Lake Dr. E Fl 3
  Jacksonville, FL 32246-6484
--------------------------------------------------------------------------------
  Donaldson Lufkin Jennrette       25,562.270*    7.07%            1.60%
  Securities Corporation Inc.
  P.O. Box 2052
  Jersey City, NJ 07303-2052

                                                   Percentage      Percentage of
                                                    of Shares  Outstanding Shares of
                                                       of        Class Owned Upon
                                                      Class       Consummation of
           Fund and Class             Shares Owned Outstanding       Merger **
------------------------------------------------------------------------------------
  Donaldson Lufkin Jennrette           25,562.270*     7.07%           1.60%
  Securities Corporation, Inc.
  P.O. Box 2052
  Jersey City, NJ 07303-2052
------------------------------------------------------------------------------------
  Class C
  Betty Jean Ripley TTEE Shirley A     85,488.218*    23.27%           5.18%
   Buckner Charitable Remainder Unit
  3217 Holland Road
  Virginia Beach, VA 23456
------------------------------------------------------------------------------------
  MLPF&S for the Sole Benefit          37,650.344*    10.25%           2.28%
   of its Customers
  4800 Deer Lake Dr. E. Fl 3
  Jacksonville, FL 32246-6484
------------------------------------------------------------------------------------
  Class D
  PIMCO Advisors LP                     1,035.821    100.00%          19.18%
  800 Newport Center Drive
  Newport Beach, CA 92660-6309

 * Shares are believed to be held only as nominee.
** The column captioned "Percentage of Outstanding Shares of Class Owned Upon Consummation of Merger" assumes the Merger was consummated on April 20, 2001, and is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by the shareholders of the Acquired Fund on the actual date the Merger takes place and the foregoing should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received on or after such date.

  As of the Record Date, to the best of the knowledge of the Trust, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Acquiring Fund and the Acquired Fund, respectively.

Adjournments

  In the event that a quorum is not present for purposes of acting on the Proposal, or if sufficient votes in favor of the Proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a plurality of the shares present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal and will not vote any proxies that direct them to abstain from voting on such Proposals.

  The costs of any additional solicitation and of any adjourned session will be borne by PIMCO Advisors. Any Proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon, and such action will be final regardless of whether the Meeting is adjourned for any reason.

Methods of Voting

  The solicitation of proxies by personal interview, mail and telephone may be made by officers and Trustees of the Trust and officers and employees of PIMCO Advisors, its affiliates and other representatives of the Trust. The Trust has retained PFPC Global Fund Services to aid in the solicitation of proxies (which is estimated to cost $7,800), and this cost and the costs of holding the Meeting will be borne by PIMCO Advisors and not by the Funds.

  Electronic Voting. In addition to voting by mail, you may also give your voting instructions via the Internet or by touch-tone telephone by following the instructions enclosed with the proxy card.

  Telephone Voting. You may give your voting instructions over the telephone by calling 1-800-524-7107. A representative of PFPC Global Fund Services will answer your call. When receiving your instructions by telephone, the representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), the name of the Fund for which you are voting and confirmation that you have received the proxy statement in the mail. If the information you provide matches the information provided to PFPC Global Fund Services by the Trust, then the PFPC Global Fund Services representative will explain the proxy process. PFPC Global Fund Services is not permitted to recommend to you how to vote, other than to read any recommendation included in the proxy statement. PFPC Global Fund Services will record your instructions and transmit them to the official tabulator.

  As the Meeting date approaches, you may receive a call from a representative of PFPC Global Fund Services if the Trust has not yet received your vote. The representative may ask you for authority, by telephone or by electronically transmitted instructions, to permit PFPC Global Fund Services to sign a proxy on your behalf. PFPC Global Fund Services will record all instructions it receives from shareholders by telephone or electronically, and the proxies it signs in accordance with those instructions, in accordance with the procedures set forth above. The Trustees of the Trust believe those procedures are reasonably designed to determine accurately the shareholder's identity and voting instructions.

  Voting by Mail or Facsimile. If you wish to participate in the Meeting, but do not wish to give a proxy by telephone or via the Internet, you can still complete, sign and mail or fax the proxy card received with the proxy statement by following the instructions enclosed with the proxy card, or you can attend the Meeting in person.

Shareholder Proposals at Future Meetings

  The Trust does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. Any such proposals should be submitted to PIMCO Funds: Multi-Manager Series, c/o PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, Connecticut 06902, Attention: Newton B. Schott, Jr.

Other Matters

  The Trust is not aware of any other matters that are expected to arise at the Meeting. If any other matter should arise, however, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

                                                                     Appendix A

                                    FORM OF
                     AGREEMENT AND PLAN OF REORGANIZATION

  This Agreement and Plan of Reorganization (the "Agreement") is made as of
       , 2001, by and between PIMCO Equity Income Fund (the "Acquired Fund"), a series of PIMCO Funds: Multi-Manager Series, a Massachusetts business trust (the "MMS Trust"), and PIMCO Growth & Income Fund (the "Acquiring Fund"), a series of the MMS Trust.

                            PLAN OF REORGANIZATION

  (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the "Class C Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iv) a number of full and fractional Class D shares of beneficial interest of the Acquiring Fund (the "Class D Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (v) a number of full and fractional Institutional Class shares of beneficial interest of the Acquiring Fund (the "Institutional Class Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund assumed by the Acquiring Fund on that date, and
(vi) a number of full and fractional Administrative Class shares of beneficial interest of the Acquiring Fund (the "Administrative Class Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Class A Merger Shares, the Class B Merger Shares, the Class C Merger Shares, the Class D Merger Shares, the Institutional Class Merger Shares and the Administrative Class Merger Shares shall be referred to collectively as the "Merger Shares.") It is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

  (b) Upon consummation of the transactions described in paragraph (a) of this Plan of Reorganization, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shareholders of record as of the Exchange Date Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares, each shareholder being entitled to receive that proportion of such Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares which the number of Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of beneficial interest of the Acquired Fund held by such shareholder bears to the total number of Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Acquired Fund outstanding on such date. Certificates representing the Merger Shares will not be issued. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund.

  As soon as practicable following the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Agreement and Declaration of Trust of the MMS Trust, as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date, and if applicable, such later date on which the Acquired Fund is dissolved.

                                   AGREEMENT

  The Acquiring Fund and the Acquired Fund agree as follows:

  1. Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

    a. The Acquiring Fund is a series of shares of the MMS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. The MMS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the MMS Trust. Each of the MMS Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

    b. The MMS Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the period ended December 31, 2000, will be furnished to the Acquired Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquiring Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

    d. The prospectuses and statement of additional information of the MMS Trust, each dated November 1, 2000, and each as from time to time amended or supplemented (collectively, the "MMS Prospectus"), previously furnished to the Acquired Fund, did not as of such date and do not contain, with respect to the MMS Trust or the Acquiring Fund, any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the MMS Trust or the Acquiring Fund, threatened against the MMS Trust or the Acquiring Fund, which assert liability on the part of the MMS Trust or the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of December 31, 2000, and those incurred in the ordinary course of business as an investment company since such date. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2000, whether or not incurred in the ordinary course of business.

    g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of the MMS Trust's officers, are required to be filed by the Acquiring Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

    i. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as will be disclosed in the Registration Statement or the Acquired Fund Proxy Statement (each as defined in Section
  (1)(o) herein) or the MMS Prospectus.

    j. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

    k. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

    l. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

    m. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

    n. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares.

    o. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by the MMS Trust on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund's shareholders referred to in
  Section 7 herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by the MMS Trust, and the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

  2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

    a. The Acquired Fund is a series of shares of the MMS Trust, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. The MMS Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the MMS Trust. Each of the MMS Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

    b. The MMS Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

    c. A statement of assets and liabilities, statements of operations, statements of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the period ended December 31, 2000, will be furnished to the Acquiring Fund prior to the Exchange Date. Such statement of assets and liabilities and schedule will fairly present the financial position of the Acquired Fund as of such date and said statements of operations and changes in net assets will fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

    d. The MMS Prospectus previously furnished to the Acquiring Fund did not contain as of such date and does not contain, with respect to the MMS Trust and the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

    e. There are no material legal, administrative or other proceedings pending or, to the knowledge of the MMS Trust or the Acquired Fund, threatened against the MMS Trust or the Acquired Fund, which assert liability on the part of the MMS Trust or the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

    f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as will be disclosed in the MMS Prospectus, the Registration Statement or the Acquired Fund Proxy Statement.

    g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown on the Acquired Fund's statement of assets and liabilities as of December 31, 2000, referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2000, whether or not incurred in the ordinary course of business.

    h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of the MMS Trust's officers, are required to have been filed by the Acquired Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

    i. At the Exchange Date, the MMS Trust, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2000, referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

    j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

    k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state securities or blue sky laws.

    l. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

    m. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the MMS Prospectus, as amended through the Exchange Date.

    n. To the best of its knowledge, all of the issued and outstanding shares of beneficial interest of the Acquired Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

    o. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares, except that Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund in the manner and on the terms described in the MMS Prospectus.

    p. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in
  Section 7 and on the Exchange Date, the Acquired Fund Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement or the Acquired Fund Proxy Statement.

  3. Reorganization.

    a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in
  Section 8(j) hereof), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation of the Acquired Fund of any investments purchased by the Acquired Fund after December 31, 2000, and designated by the Acquiring Fund as being unsuitable for it to acquire), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. The Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Acquired Fund.

    b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

    c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

  4. Exchange Date; Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date, (iv) a number of full and fractional Class D Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Class D shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Class D shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (v) a number of full and fractional Institutional Class Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Institutional Class shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (vi) a number of full and fractional Administrative Class Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to Administrative Class shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

    a. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

    b. The net asset value of the Class A Merger Shares, Class B Merger Shares, Class C Merger Shares, Class D Merger Shares, Institutional Class Merger Shares and Administrative Class Merger Shares shall be computed in the manner set forth in the MMS Prospectus. The value of the assets and liabilities of the Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

    c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

    d. The Acquiring Fund shall issue the Merger Shares to the Acquired Fund in six certificates registered in the name of the Acquired Fund, one representing Class A Merger Shares, one representing Class B

  Merger Shares, one representing Class C Merger Shares, one representing Class D Merger Shares, one representing Institutional Class Merger Shares and one representing Administrative Class Merger shares. The Acquired Fund shall distribute the Class A Merger Shares to the Class A shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will, as soon as practicable, set up open accounts for each Class A Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Class B Merger Shares to the Class B shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will, as soon as practicable, set up open accounts for each Class B Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Class C Merger Shares to the Class C shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will, as soon as practicable, set up open accounts for each Class C Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Class D Merger Shares to the Class D shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will, as soon as practicable, set open accounts for each Class D Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Institutional Class Merger Shares to the Institutional Class shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will, as soon as practicable, set up open accounts for each Institutional Class Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. The Acquired Fund shall distribute the Administrative Class Merger Shares to the Administrative Class shareholders of the Acquired Fund by redelivering such certificate to the Acquiring Fund's transfer agent, which will, as soon as practicable, set up open accounts for each Administrative Class Acquired Fund shareholder in accordance with written instructions furnished by the Acquired Fund. With respect to any Acquired Fund shareholder holding share certificates as of the Exchange Date, such certificates will from and after the Exchange Date be deemed to be certificates for the Merger Shares issued to each shareholder in respect of the Acquired Fund shares represented by such certificates; certificates representing the Merger Shares will not be issued to Acquired Fund shareholders.

    e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

  5. Expenses, Fees, etc.

    a. Except as otherwise provided in this Section 5, PIMCO Advisors L.P. ("PALP"), by countersigning this Agreement, agrees that it will bear any and all costs and expenses of the transaction incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquired Fund will pay all brokerage commissions, dealer mark-ups and similar expenses, if any, incurred by it in the liquidation of the Acquired Fund contemplated by this Agreement. Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

    b. In the event the transaction contemplated by this Agreement is not consummated solely by reason of the Acquiring Fund's failure to satisfy or fulfill any of its obligations or duties under this Agreement or its being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the Acquiring Fund's obligations referred to in Section 8, PALP agrees that it shall pay directly all of the Acquiring Fund's costs and expenses and all reasonable costs and expenses incurred by or on behalf of the Acquired Fund in connection with such transaction, including, without limitation, legal, accounting and filing fees.

    c. In the event the transaction contemplated by this Agreement is not consummated solely by reason of the Acquired Fund's failure to satisfy or fulfill any of its obligations or duties under this Agreement or its being either unwilling or unable to go forward other than by reason of the nonfulfillment or failure of any condition to the Acquired Fund's obligations referred to in Section 9, PALP agrees that it shall pay directly all of the Acquired Fund's costs and expenses and all reasonable costs and expenses incurred by or on behalf of the Acquiring Fund in connection with such transaction, including, without limitation, legal, accounting and filing fees.

    d. In the event (i) the transaction contemplated by this Agreement is not consummated for reasons specified in both paragraphs (b) and (c) of this
  Section 5, or (ii) the transaction contemplated by this Agreement is not consummated for reasons other than those specified in paragraphs (b) or (c) of this Section 5, then PALP agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transaction.

    e. Notwithstanding any other provisions of this Agreement, if for any reason the transaction contemplated by this Agreement is not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

  6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued shall be made at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110, as of the close of business on June 22, 2001, or at such other time and date agreed to by the Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

  7. Meeting of Shareholders; Dissolution.

    a. The MMS Trust, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders to take place after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided, adopting this Agreement, and authorizing the liquidation and dissolution of the Acquired Fund.

    b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the MMS Trust's Agreement and Declaration of Trust in accordance with applicable law and that after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

    c. The Acquiring Fund has, after the preparation and delivery to the Acquiring Fund by the Acquired Fund of a preliminary version of the Acquired Fund Proxy Statement which was satisfactory to the Acquiring Fund and to Ropes & Gray for inclusion in the Registration Statement, filed the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

  8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

    a. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by the MMS Trust's President (or any Vice President) and Treasurer, and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since December 31, 2000, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

    b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by the MMS Trust's President (or any Vice President) and Treasurer certifying that as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such date and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

    c. That the Acquired Fund shall have delivered to the Acquiring Fund a letter from the MMS Trust's independent accountants, dated the Exchange Date, stating that such firm has employed certain procedures whereby it has obtained schedules of the tax provisions and qualifying tests for regulated investment companies and that, in the course of such procedures, nothing came to their attention which caused them to believe that the Acquired Fund
  (i) would not qualify as a regulated investment company for federal, state, or local income tax purposes or (ii) would owe any federal, state or local income tax or excise tax, in each case for both the taxable year ended June 30, 2000, and for any taxable year or period beginning on July 1, 2000, and ending on or prior to the Exchange Date (the latter period being based on unaudited data).

    d. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

    e. That the Acquiring Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date, to the effect that (i) the MMS Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by the MMS Trust on behalf of the Acquired Fund and, assuming that the Registration Statement, the MMS Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the MMS Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the MMS Trust and the Acquired Fund; (iii) the MMS Trust, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the MMS Trust's Agreement and Declaration of Trust or Bylaws, it being understood that with respect to investment restrictions contained in the MMS Trust's Agreement and Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information, such counsel may rely upon a certificate of an officer of the MMS Trust whose responsibility it is to advise the MMS Trust and the Acquired Fund with respect to such matters; and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MMS Trust on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquired Fund at which the contents of the Acquired Fund Proxy Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Acquired Fund Proxy Statement, on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of the Acquired Fund), no facts have come to their attention that lead them to believe that the portions of the Acquired Fund Proxy Statement relevant to the transfer of assets contemplated by this Agreement as of its date, as of the date of the Acquired Fund shareholders' meeting, or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquired Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquired Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquiring Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquiring Fund, its Trustees and its officers.

    f. That the Acquiring Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes:
  (i) the transactions contemplated by this Agreement will constitute a reorganization and the Acquiring Fund and the Acquired Fund will each be a party to the reorganization; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares; (iii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; (iv) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquired Fund; and (v) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

    g. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the MMS Prospectus in effect on the Exchange Date, may not properly acquire.

    h. That the MMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

    i. That all actions taken by the MMS Trust on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and Ropes & Gray.

    j. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund's deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code), computed in each case without regard to any deduction for dividends paid, and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for both the taxable year ended on June 30, 2000, and for any taxable year or period beginning on July 1, 2000, and ending on or prior to the Exchange Date.

    k. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the MMS Trust, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

    l. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

    m. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the

  Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

    n. That all of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws (including any applicable exemptions therefrom) and, to the extent that any audit of the records of the Acquired Fund or its transfer agent by the Acquiring Fund or its agents shall have revealed otherwise, either (i) the Acquired Fund shall have taken all actions that in the opinion of the Acquiring Fund or Ropes & Gray are necessary to remedy any prior failure on the part of the Acquired Fund to have offered for sale and sold such shares in conformity with such laws or (ii) the Acquired Fund shall have furnished (or caused to be furnished) surety, or deposited (or caused to be deposited) assets in escrow, for the benefit of the Acquiring Fund in amounts sufficient and upon terms satisfactory, in the opinion of the Acquiring Fund or Ropes & Gray, to indemnify the Acquiring Fund against any expense, loss, claim, damage or liability whatsoever that may be asserted or threatened by reason of such failure on the part of the Acquired Fund to have offered and sold such shares in conformity with such laws.

    o. That the Acquiring Fund shall have received from the MMS Trust's independent accountants a letter addressed to the Acquiring Fund, dated as of the Exchange Date, satisfactory in form and substance to the Acquiring Fund to the effect that, on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), as of the Valuation Time the value of the assets and liabilities of the Acquired Fund to be exchanged for the Merger Shares has been determined in accordance with the provisions of the MMS Trust's Declaration of Trust, pursuant to the procedures customarily utilized by the Acquiring Fund in valuing its assets and issuing its shares.

    p. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

    q. That the Acquiring Fund shall have received an opinion of Ropes & Gray with respect to the matters specified in Section 9(f) of this Agreement, and such other matters as the Acquiring Fund may reasonably deem necessary or desirable.

    r. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the MMS Trust or the Acquiring Fund, threatened by the Commission.

  9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

    a. That the Acquiring Fund shall have furnished to the Acquired Fund a statement of the Acquiring Fund's net assets, together with a list of portfolio holdings with values determined as provided in Section 4, all as of the Valuation Time, certified on the Acquiring Fund's behalf by the MMS Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of the Acquiring Fund since December 31, 2000, other than changes in its portfolio securities since that date, changes in the market value of the portfolio securities, or changes due to net redemptions, dividends paid or losses from operations.

    b. That the MMS Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date, pursuant to which the Acquiring

  Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

    c. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by the MMS Trust's President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

    d. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

    e. That the Acquired Fund shall have received an opinion of Ropes & Gray, counsel to the Acquired Fund, and dated the Exchange Date, to the effect that (i) the MMS Trust is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by the MMS Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by the MMS Trust on behalf of the Acquiring Fund and, assuming that the MMS Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the MMS Trust on behalf of the Acquired Fund, is a valid and binding obligation of the MMS Trust and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the MMS Trust's Declaration of Trust or Bylaws, it being understood that with respect to investment restrictions as contained in the MMS Trust's Declaration of Trust, Bylaws or then-current prospectuses or statement of additional information, such counsel may rely upon a certificate of an officer of the MMS Trust whose responsibility it is to advise the MMS Trust and the Acquiring Fund with respect to such matters; (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the MMS Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Registration Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the Registration Statement as of its date, as of the date of the Acquired Fund shareholders' meeting, or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquiring Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquiring Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and that such opinion is solely for the benefit of the Acquired Fund, its Trustees and its officers.

    f. That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) the transactions contemplated by this Agreement will constitute a reorganization and the Acquiring Fund and the Acquired Fund will each be a party to the reorganization; (ii) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (iii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund;
  (iv) the aggregate tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the aggregate tax basis of the Acquired Fund shares; and (v) an Acquired Fund's shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.

    g. That all actions taken by the MMS Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and Ropes & Gray.

    h. That the MMS Trust shall have received from the Commission and any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

    i. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

    j. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the MMS Trust or the Acquiring Fund, threatened by the Commission.

  10. Indemnification.

    a. The Acquired Fund shall indemnify and hold harmless, out of the assets of the Acquired Fund (which shall be deemed to include the assets of the Acquiring Fund represented by the Merger Shares following the Exchange
  Date) but no other assets, the MMS Trust and the trustees and officers of the MMS Trust (for purposes of this Section 10(a), the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the MMS Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the MMS Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the MMS Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the MMS Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the MMS Trust or the Acquired Fund. The Indemnified Parties will notify the MMS Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund's obligation under this Section 10(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this
  Section 10(a) without the necessity of the Indemnified Parties' first paying the same.

    b. The Acquiring Fund shall indemnify and hold harmless, out of the assets of the Acquiring Fund but no other assets, the MMS Trust and the trustees and officers of the MMS Trust (for purposes of this Section 10(b), the "Indemnified Parties") against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the MMS Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the MMS Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the MMS Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the MMS Trust or the Acquiring Fund. The Indemnified Parties will notify the MMS Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 10(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund's obligation under this Section 10(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Indemnified Parties' first paying the same.

  11. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or the MMS Trust who, by reason of such dealings, is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

  12. Termination. The Acquired Fund and the Acquiring Fund may, by mutual consent of the trustees on behalf of each Fund, terminate this Agreement, and the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of its trustees or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by July 31, 2001, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

  13. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

  14. Rule 145. Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) a legend as follows:

  "THESE SHARES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO PIMCO GROWTH & INCOME FUND OR ITS PRINCIPAL UNDERWRITER UNLESS (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (ii) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND SUCH REGISTRATION IS NOT REQUIRED."

and, further, the Acquiring Fund will issue stop transfer instructions to the Acquiring Fund's transfer agent with respect to such shares. The Acquired Fund will provide the Acquiring Fund on the Exchange Date with the name of any Acquired Fund shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

  15. Sole Agreement; Amendments; Governing Law. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

  16. Declaration of Trust. A copy of the Agreement and Declaration of Trust of the MMS Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the MMS Trust on behalf of the Acquiring Fund and/or the Acquired Fund, as the case may be, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of the MMS Trust individually but are binding only upon the assets and property of the Acquiring Fund and/or the Acquired Fund, as the case may be.

                                          PIMCO FUNDS: MULTI-MANAGER SERIES,
                                          on behalf of its PIMCO Growth &
                                          Income Fund

                                          By:
                                             ----------------------------------
                                          Name:
                                          Title:

                                          PIMCO FUNDS: MULTI-MANAGER SERIES,
                                          on behalf of its PIMCO Equity Income
                                          Fund

                                          By:
                                             ----------------------------------
                                          Name:
                                          Title:

Agreed and accepted as to Section 5 only:
PIMCO ADVISORS L.P.

By:
  ----------------------------------
Name:
Title:

                                                                     Appendix B

                     INFORMATION ABOUT THE ACQUIRING FUND

                                 Fund Summary

Investment Objective

The Acquiring Fund's investment objective is to seek long-term growth of capital; current income is a secondary objective.

Principal Investments and Strategies

  The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of at least $1 billion at the time of investment. The Fund may invest up to 75% of its assets in securities selected for their growth potential. The Fund will normally invest at least 25% of its assets in securities selected for their income potential, including dividend-paying common stocks, preferred stocks, corporate bonds, convertible securities and real estate investment trusts (REITs).

  When selecting securities for the Fund's "growth" segment, the portfolio managers seek to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund's portfolio managers may choose to sell a stock in the "growth" segment when they believe that its earnings will be disappointing or that market sentiment on the company will turn negative. The portfolio managers will also consider selling a stock if the company does not meet the portfolio managers' estimates on revenues and/or earnings, or if an alternative investment is deemed to be more attractive.

  When selecting securities for the Fund's "income" segment, the portfolio managers seek to identify companies with strong operating fundamentals that offer potential for capital appreciation and that also have a dividend yield in excess of the yield on the S&P 500 Index. The portfolio managers may replace an "income" security when another security with a similar risk-to-reward profile offers either better potential for capital appreciation or a higher yield than the Fund's current holding. To achieve its income objective, the Fund may also invest to a limited degree in preferred stocks, convertible securities and REITs. The Fund may invest up to 10% of its assets in corporate bonds, which will typically consist of investment-grade securities of varying maturities but may also include high-yield securities ("junk bonds") rated at least B by Standard & Poor's Rating Services or Moody's Investors Service, Inc. or, if unrated, determined by the Advisor to be of comparable quality.

  The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed-income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

  . Market Risk             . Liquidity Risk        . Interest Rate
  . Issuer Risk                                     Risk
                            . Foreign Investment Risk
  . Growth Securities Risk  . Currency Risk         . High Yield Risk
  . Value Securities Risk                           . Credit Risk
                            . Focused Investment Risk
  . Smaller Company Risk                            . Management Risk
                            . Technology Related Risk

  Please see "Overview--Risk Factors" in the Prospectus/Proxy Statement for a description of these risks of investing in the Acquiring Fund.

Performance Information

  The following information shows summary performance information for the Acquiring Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. Although Institutional Class and Class A, B, C and D shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Institutional Class performance would be higher than the performance of the Fund's other classes because of the lower expenses and/or no sales charges paid by Institutional Class shares. Prior to the inception dates of Class A, B, C and D shares (August 31, 2000), the Average Annual Total Returns table also shows estimated historical performance for Class A, B, C and D shares based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual sales charges (loads), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B, C and D shares. In addition, during the periods shown, Administrative Class shares were outstanding only from August 21, 1997 (the inception date of Administrative Class shares), to May 27, 1999 (the date on which all Administrative Class shares then outstanding were redeemed). For periods prior to August 21, 1997, and after May 27, 1999, performance information shown for Administrative Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the actual distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares. The performance information on the next page for periods prior to August 1, 2000, reflects the Fund's advisory fee rate in effect prior to that date (0.63% per annum), which is higher than the current rate (0.60% per annum). Prior to July 1, 1999, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. In addition, the Fund changed its investment objective and policies on August 1, 2000; the performance results shown on the next page would not necessarily have been achieved had the Fund's current objective and policies then been in effect. Past performance is no guarantee of future results.

Calendar Year Total Returns -- Institutional Class
                                                    More Recent Return
                                                    Information
                                                    ---------------------------
                                                    1/1/01-3/31/01 ___  -13.63%

                                                    Highest and Lowest Quarter
                                                    Returns
                                                    (for periods shown in the
                                                    bar chart)
                                                    ---------------------------
                                                    Highest (10/1/99-
                                                    12/31/99) _________  40.12%
                                                    ---------------------------
                                                    Lowest (7/1/98-9/30/98) __
                                                    -11.53%
                                   [GRAPH]

                              1995     31.72%
                              1996     17.31%
                              1997     16.22%
                              1998     29.88%
                              1999     51.81%
                              2000     19.79%
         Calendar Year End (Through 12/31)

Average Annual Total Returns (for periods ended 12/31/00)

                                                                Fund Inception
                                                 1 Year 5 Years (12/28/94)(/3/)
                                                 ------ ------- ---------------
Institutional Class............................. 19.79% 26.35%      27.19%
Administrative Class............................ 19.50% 26.04%      26.93%
Class A......................................... 12.72% 24.43%      25.50%
Class B......................................... 14.04% 24.79%      25.75%
Class C......................................... 17.61% 24.94%      25.76%
Class D......................................... 19.34% 25.86%      26.69%
S&P Mid-Cap 400 Index(/1/)...................... 17.51% 20.42%      22.10%
Lipper Large-Cap Core Funds Average(/2/)........ -8.96% 16.62%      19.18%

--------
(1) The S&P Mid-Cap 400 Index is an unmanaged index of middle capitalization U.S. stocks. It is not possible to invest directly in the index.
(2) The Lipper Large-Cap Core Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. It does not take into account sales charges. The Lipper Large-Cap Core Funds Average replaced the Lipper Mid-Cap Core Fund Average (a total return performance average of funds tracked by Lipper Analytical Services, Inc. that invest primarily in companies with market capitalizations of less than $5 billion at the time of investment) because PIMCO Advisors believes the Large-Cap Core Funds Average is more representative of the Fund's investment strategies. For periods ended December 31, 2000, the 1 Year, 5 Years and Fund Inception average annual total returns of the Lipper Mid-Cap Core Fund Average were 7.10%, 15.65% and 18.62%, respectively.
(3) The Fund began operations on 12/28/94. Index comparisons begin on 12/31/94.

Fees and Expenses of the Fund

  The fees and expenses you may pay if you buy and hold Class A, Class B, Class C, Class D, Institutional Class or Administrative Class shares of the Acquiring Fund are described in the Prospectus/Proxy Statement under "Overview--Operating Expenses."

                            Management of the Fund

Investment Adviser and Administrator

  PIMCO Advisors serves as the investment adviser and the administrator (serving in its capacity as administrator, the "Administrator") for the Acquiring Fund. Subject to the supervision of the Board of Trustees, PIMCO Advisors is responsible for managing, either directly or through others selected by it, the investment activities of the Acquiring Fund and the Acquiring Fund's business affairs and other administrative matters.

  PIMCO Advisors is located at 800 Newport Center Drive, Newport Beach, California 92660. Organized in 1987, PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of March 31, 2001, PIMCO Advisors and its subsidiary partnerships had more than $275.5 billion in assets under management.

  PIMCO Equity Advisors, a division of PIMCO Advisors, serves as the Sub-Adviser to the Acquiring Fund. See "PIMCO Equity Advisors" below. PIMCO Advisors has retained its affiliate, Pacific Investment Management Company LLC, to provide various administrative and other services required by the Acquiring Fund in its capacity as sub-administrator. PIMCO Advisors and the sub-administrator may retain other affiliates to provide certain of these services.

  The Acquiring Fund pays PIMCO Advisors fees in return for providing or arranging for the provision of investment advisory services. PIMCO Equity Advisors is compensated for providing sub-advisory services to the Acquiring Fund from the fee paid to PIMCO Advisors, and does not receive a separate fee from the Acquiring Fund or the Trust for its sub-advisory services.

PIMCO Equity Advisors

  A division of PIMCO Advisors, PIMCO Equity Advisors provides equity-related advisory services to mutual funds and institutional accounts. Accounts managed by PIMCO Equity Advisors had combined assets as of March 31, 2001, of approximately $8.7 billion. See "Investment Adviser and Administrator" above for additional information about PIMCO Advisors.

  The following individuals at PIMCO Equity Advisors have primary responsibility for the Acquiring Fund.

 Portfolio Managers Since              Recent Professional Experience
 ------------------ ----- --------------------------------------------------------
 Kenneth W. Corba   1999  Managing Director and Chief Investment Officer of PIMCO
                          Equity Advisors and a Member of the Management Board of
                          PIMCO Advisors. Prior to joining PIMCO Advisors, he was
                          with Eagle Asset Management from 1995 to 1998, serving
                          in various capacities including as Chief Investment
                          Officer and Portfolio Manager. He was with Stein Roe and
                          Farnham Inc. from 1984 to 1995, serving in various
                          capacities including as Director of the Capital
                          Management Group, Senior Vice President and Portfolio
                          Manager.
 Peter C. Thoms     2000  Investment Analyst at Federated Investors from July 1998 to May 1999. Previously, he received his M.B.A. at the
                          University of Virginia's Darden School of Business.

Distributor

  The Trust's Distributor is PIMCO Funds Distributors LLC, a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stanford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

                              Investment Options

  The Acquiring Fund offers investors Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares. Each class of shares is subject to different types and levels of sales charges than the other classes and bears a different level of expenses.

  The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class.

  Because the share class arrangements for the Acquiring Fund and the Acquired Fund are identical, the information below also applies to shares of the Acquired Fund. More extensive information about the Trust's multi-class arrangements is included in the PIMCO Funds Shareholders' Guide for Class A, B, and C Shares (the "Guide"), which is included as part of the MMS Statement of Additional Information and can be obtained free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Fund Shareholders' Guide" below.

Class A, B and C Shares

 Class A Shares

  . You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

  . You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

  . Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

  . You normally pay no contingent deferred sales charge ("CDSC") when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

 Class B Shares

  . You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

  . You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

  . Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

  . Class B shares automatically convert into Class A shares after they have been held for seven years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

 Class C Shares

  . You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

  . You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

  . Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

  . Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven years.

  The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges--Class A Shares

  Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Acquiring Fund is the net asset value ("NAV") of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital-gains distributions.

                                Class A Shares

                                       Initial Sales Charge Initial Sales Charge
                                        as % of Net Amount     as % of Public
   Amount of Purchase                        Invested          Offering Price
   ------------------                  -------------------- --------------------
   $0-$49,999.........................        5.82%                5.50%
   $50,000-$99,000....................        4.71%                4.50%
   $100,000-$249,999..................        3.63%                3.50%
   $250,000-$499,999..................        2.56%                2.50%
   $500,000-$999,999..................        2.04%                2.00%
   $1,000,000 +.......................        0.00%*               0.00%*

--------
* As shown, investors that purchase $1,000,000 or more of the Acquiring Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See "CDSCs on Class A Shares" below.

Contingent Deferred Sales Charges (CDSCs)--Class B and Class C Shares

  Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules.

                                Class B Shares

                                                           Percentage Contingent
   Years Since Purchase Payment Was Made                   Deferred Sales Charge
   -------------------------------------                   ---------------------
   First..................................................            5
   Second.................................................            4
   Third..................................................            3
   Fourth.................................................            3
   Fifth..................................................            2
   Sixth..................................................            1
   Seventh................................................            0*

--------
* After the seventh year, Class B shares convert into Class A shares.

                                Class C Shares

                                                           Percentage Contingent
   Years Since Purchase Payment Was Made                   Deferred Sales Charge
   -------------------------------------                   ---------------------
   First..................................................            1
   Thereafter.............................................            0

CDSCs on Class A Shares

  Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See "Reductions and Waivers of Initial Sales Charges and CDSCs" below.

How CDSCs are Calculated

  A CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital-gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the redemption which causes the current value of your account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account (from which a redemption or exchange has not already been effected).

  For instance, the following example illustrates the operation of the Class B
CDSC:

  . Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of the Acquiring Fund and that six months later the value of the investor's account for the Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from the Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

  In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all shares of a particular class of the Fund in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

Reductions and Waivers of Initial Sales Charges and CDSCs

  The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See "How to Buy and Sell Shares--PIMCO Funds Shareholders' Guide" below.

Distribution and Servicing (12b-1) Plans

  The Acquiring Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Acquiring Fund shares ("distribution fees") and/or in connection with personal services rendered to Acquiring Fund shareholders and the maintenance of shareholder accounts ("servicing fees"). These payments are made pursuant to Distribution and Servicing Plans ("12b-1 Plans") adopted by the Acquiring Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Acquired Fund has the same distribution and servicing arrangements as the Acquiring Fund, and therefore the discussion below also applies to the Acquired Fund.

  There is a separate 12b-1 Plan for each of Class A, B and C shares. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Acquiring Fund's average daily net assets attributable to the particular class of shares):

                                                          Servicing Distribution
   Servicing Class                                           Fee        Fee
   ---------------                                        --------- ------------
   Class A...............................................   0.25%       None
   Class B...............................................   0.25%      0.75%
   Class C...............................................   0.25%      0.75%

  Because 12b-1 fees are paid out of the Acquiring Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Class D Shares

  The Acquiring Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Class D shares.

  . Service and Distribution (12b-1) Fees--Class D Shares. The Acquiring Funds' administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund's Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

Institutional Class and Administrative Class Shares

  The Acquiring Fund does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares. Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

  . Service and Distribution (12b-1) Fees--Administrative Class Shares. The Trust has adopted an Administrative Services Plan for the Administrative Class shares of the Acquiring Fund. It has also adopted a Distribution Plan for the Administrative Class shares of the Acquiring Fund. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940 and is administered in accordance with that rule. However, shareholders do not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan.

  Each Plan allows the Acquiring Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Acquiring Fund as their funding medium and for related expenses.

  In combination, the Plans permit the Acquiring Fund to make total reimbursements at an annual rate of up to 0.25% of the Acquiring Fund's average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of the Acquiring Fund's Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

  . Arrangements with Service Agents. Institutional Class and Administrative Class shares of the Acquiring Fund may be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Acquiring Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Acquiring Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer's investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

                          How Fund Shares Are Priced

  The net asset value ("NAV") of the Acquiring Fund's Class A, Class B, Class C, Class D, Institutional Class and Administrative Class shares is determined by dividing the total value of the Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

  For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market maker, or pricing services. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange-traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

  Investments initially valued in foreign currencies are converted to U.S. Dollars using foreign exchange rates obtained from pricing services. As a result, the NAV of the Acquiring Fund's shares may be affected by changes in the value of foreign currencies in relation to the U.S. Dollar. The value of securities traded in foreign markets or denominated in foreign currencies may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to buy, redeem or exchange shares. Calculation of the NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

  Fund shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Acquiring Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed-income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Acquiring Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

  In unusual circumstances, instead of valuing securities in the usual manner, the Acquiring Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees, generally based upon recommendations provided by PIMCO Advisors, or its affiliates. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

  Under certain circumstances, the per share NAV of the Administrative Class shares may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, if the Acquiring Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

  The NAV of the Acquired Fund's shares is determined in the same manner as described above for the Acquiring Fund.

                          How to Buy and Sell Shares

  The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Acquiring Fund. The Acquired Fund has the same purchase, sale and exchange arrangements as the Acquiring Fund.

PIMCO Funds Shareholders' Guide

  More detailed information about the purchase, sale and exchange arrangements for Class A, B and C shares of the Acquiring Fund is provided in the Guide, which is included in the MMS Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

  .  Automated telephone and wire-transfer procedures

  .  Automatic purchase, exchange and withdrawal programs

  . Programs that establish a link from your Fund account to your bank account

  .  Special arrangements for tax-qualified retirement plans

  . Investment programs which allow you to reduce or eliminate the initial sales charges on Class A shares

  . Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

  When you buy shares of the Acquiring Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See "How Fund Shares Are Priced" above for details. Generally, purchase and redemption orders for Acquiring Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed according to that day's NAV). Please see the Guide for details.

  The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day's NAV).

Buying Shares--Class A, B and C

  You can buy Class A, Class B or Class C shares of the Funds in the following ways:

    . Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

    . Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

  If you wish to invest directly by mail, please send a check payable to PIMCO Funds Distributors LLC, along with a completed application form to:

    PIMCO Funds Distributors LLC
    P.O. Box 9688
    Providence, Rhode Island 02940-0926

  The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Funds Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

  The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds
Shareholders' Guide" above.

 Investment Minimums

  The following investment minimums apply for purchases of Class A, Class B and Class C shares of the Acquiring Fund.

           Initial
           Investment   Subsequent Investments
           ----------   ----------------------
              $2,500             $100

  Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

 Small Account Fee

  Because of the disproportionately high costs of servicing accounts with low balances, if you have a direct account with the Distributor, you will be charged a fee at the annual rate of $16 if your account balance for the Acquiring Fund falls below a minimum level of $2,500. However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum account in quarterly installments and paid to the Administrator. Each account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

 Minimum Account Size

  Due to the relatively high cost to the Acquiring Fund of maintaining small accounts, you are asked to maintain an account balance in the Acquiring Fund of at least the minimum investment necessary to open the particular type of account. If your balance for the Acquiring Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that account after giving you 60 days to increase your balance. Your account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Buying Shares--Class D

  Class D shares of the Acquiring Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Acquiring Fund in particular investment products, programs or accounts for which a fee may be charged. See "Financial Service Firms" below.

  You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Acquiring Fund directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-87-PIMCO for information about other investment options.

  Class D shares of the Acquiring Fund will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust's Transfer Agent for Class A, B, C and D shares, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

  . Financial Service Firms. Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Acquiring Fund. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Acquiring Fund.

  Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the Acquiring Fund, PIMCO Advisors or an affiliate (normally not to exceed an annual rate of 0.35% of the Fund's average daily net assets attributable to its Class D shares and purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the

Acquiring Fund and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

  This Prospectus/Proxy Statement should be read in connection with your firm's materials regarding its fees and services.

 Investment Minimums

  The following investment minimums apply for purchases of Class D shares.


           Initial Investment   Subsequent Investments
           ------------------   ----------------------
           $2,500 per Fund          $100 per Fund

  Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with the Acquiring Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Buying Shares--Institutional and Administrative Class Shares

  Investors may purchase Institutional Class and Administrative Class shares of the Acquiring Fund at the relevant net asset value ("NAV") of that class without a sales charge or other fee. Institutional Class shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee-benefit trusts, endowments, foundations, corporations and high-net-worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Acquiring Fund. Administrative Class shares are offered primarily through employee-benefit plan alliances, broker-dealers and other intermediaries, and the Acquiring Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

  Pension and profit-sharing plans, employee-benefit trusts and employee-benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Acquiring Fund and will not require the Acquiring Fund to pay any type of administrative payment per participant account to any third party.

  Investment Minimums. The minimum initial investment for shares of either the Institutional or Administrative Class of the Acquiring Fund is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000. At the discretion of PIMCO Advisors, the minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of PIMCO Advisors and its affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset-based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment-advisory and/or administrative services.

  The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

  The investment minimums discussed in this section do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

  . Initial Investment. Investors may open an account for Institutional Class or Administrative Class shares by completing and signing a Client Registration Application and mailing it to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-927-4648.

  Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent for Institutional and Administrative Class shares, National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring-bank name.

  An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with PIMCO Advisors or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company, LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder-servicing relationship with the Trust on behalf of their customers.

  . Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

  . Other Purchase Information. Purchases of Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  Institutional Class and Administrative Class shares may not be qualified or registered for sale in all states. Investors should inquire as to whether shares are available for offer and sale in the investor's state of residence. Shares of the Acquiring Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Subject to the approval of the Trust, an investor may purchase shares of the Acquiring Fund with liquid securities that are eligible for purchase by the Acquiring Fund (consistent with the Acquiring Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Acquiring Fund intends to retain the security as an investment. Assets purchased by the Acquiring Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Acquiring Fund's shares, if such assets were included in the Acquiring Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

  . Retirement Plans. Shares are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee-benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Acquiring Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee-benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee-benefits office, the plan administrator, or the organization that provides record-keeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Buying Shares--General

  The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

  An investor should invest in the Acquiring Fund for long-term investment purposes only. The Trust and PIMCO Advisors each reserves the right to restrict purchases of Acquiring Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Exchanging Shares

  Class A, B and C Shares. Except as provided below or in the applicable Fund's prospectus, you may exchange your Class A, Class B, or Class C shares of the Acquiring Fund for Class A, Class B or Class C shares, respectively, of any other series of the Trust or PIMCO Funds: Pacific Investment Management Series. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently the Trust does not charge any exchange fees or charges. Exchanges are subject to the $2,500 minimum initial purchase requirements for the Acquiring Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. If you maintain your account with the Distributor, you may exchange Class A, B or C shares by completing a written exchange request and sending it to PIMCO Funds Distributors LLC, P.O. Box 9688, Providence, Rhode Island 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

  The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See "PIMCO Funds Shareholders' Guide" above.

  Class D Shares. Except as provided below or in the applicable Fund's or series' prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any series of the Trust or of PIMCO Funds: Pacific Investment Management Series that offers Class D shares. Shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

  Institutional and Administrative Class Shares. Except as provided below or in the applicable prospectus, an investor may exchange Institutional Class or Administrative Class shares of the Acquiring Fund for shares of the same class of any other series of the Trust that offers that class based on the respective NAVs of the shares involved. An exchange may be made by following the redemption procedure described below under "Selling Shares--Institutional and Administrative Class Shares--Redemptions by Mail" or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange Institutional or Administrative Class shares of the Acquiring Fund for shares of the same class of a series of PIMCO
Funds: Pacific Investment Management Series, subject to any restrictions on exchanges set forth in the applicable series' prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

  Limitations on Exchanges. An investor may exchange shares only with respect to eligible series that are registered in the investor's state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See "Tax Consequences" below and "Taxation" in the Statement of Additional Information.

  The Trust reserves the right to refuse exchange purchases if, in the judgment of PIMCO Advisors, the purchase would adversely affect a PIMCO Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by PIMCO Advisors to be detrimental to the Trust or a particular PIMCO Fund. Currently, the Trust limits the number of "round trip" exchanges investors may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular PIMCO Fund, subsequently exchanges those shares for shares of a different PIMCO Fund, and then exchanges back into the originally purchased PIMCO Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased PIMCO
Fund) more than six round trip exchanges in any twelve-month period. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 30 days' prior notice whenever it is reasonably able to do so.

Selling Shares--Class A, B and C Shares

  You can sell (redeem) Class A, Class B or Class C shares of the Acquiring Fund in the following ways:

  . Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

  . Directly from the Trust by written request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust's Transfer Agent for Class A, B and C shares, PFPC, Inc., P.O. Box 9688, Providence, Rhode Island 02940-0926:

    (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

    (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under "Signature Guarantee" below;

    (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and

    (4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

  A signature guarantee is not required for redemptions requested and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request to the Trust if they are held in broker "street name" accounts--you must redeem through your broker.

  If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent's records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under "Signature Guarantee" below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

  The Guide describes a number of additional ways you can redeem Class A, B or C shares, including:

  .  Telephone requests to the Transfer Agent

  .  PIMCO Funds Automated Telephone System (ATS)

  .  Expedited wire transfers

  .  Automatic Withdrawal Plan

  .  PIMCO Funds Fund Link

  Unless you specifically elect otherwise, your initial account application permits you to redeem Class A, B or C shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

  Other than an applicable CDSC, you will not pay any special fees or charges to the trust or the Distributor when you sell your Class A, B or C shares. However, if you sell your shares, through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

 Timing of Redemption Payments

  Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Certificated Shares

  If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly-endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under "Signature Guarantee" below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

  When a signature guarantee is called for, you should have "Signature Guaranteed" stamped under your signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantee Institution"). The Distributor reserves the right to reject any signature guarantee pursuant to its written signature guarantee standards or procedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures.

  When a signature guarantee is called for, a "medallion" signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents' Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus or a new supplemented Guide. Shareholders should contact the Distributor for additional details regarding the Funds' signature guarantee requirements.

Selling Shares--Class D Shares

  You can sell (redeem) Class D shares through your financial service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-87-PIMCO for information regarding how to sell your shares directly to the Trust.

  Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust's transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Selling Shares--Institutional and Administrative Class Shares

  Redemptions by Mail. An investor may redeem (sell) Institutional Class and Administrative Class shares of the Acquiring Fund by submitting a written request to PIMCO Funds at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. The redemption request should state the name of the Fund, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that is required to effect a redemption.

  Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of Institutional or Administrative Class shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-725-6830, by sending an e-mail to shareholder.services@pimco.com or by other means of wire communication. Investors should state the name of the Fund and the class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the Transfer Agent for Institutional and Administrative Class shares to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described herein. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

  Defined contribution plan participants may request redemptions of Institutional or Administrative Class shares by contacting the employee-benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

  Other Redemption Information. Redemption requests for Institutional or Administrative Class shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

  Redemption proceeds will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that is required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

Selling Shares--General

  The Trust agrees to redeem shares of the Acquiring Fund solely in cash up to the lesser of $250,000 or 1% of the Acquiring Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Acquiring Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

  Redemptions of shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Acquiring Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

                              Fund Distributions

  The Acquiring Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Acquiring Fund shares the day after the Trust receives your purchase payment. The Acquiring Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, the Acquiring Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

  Dividends paid with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class A, Class B, Class C and Class D and Administrative Class shares are expected to be lower than the dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to those classes.

  Class A, B and C Shares. Dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. Class A, B and C shareholders can choose from among the following distribution options.

  . Reinvest all distributions in additional shares of the same class of the Acquiring Fund at NAV. This will be done unless you elect another option.


  . Invest all distributions in shares of the same class of any other series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

  . Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

  For further information on distribution options relating to Class A, B and C, please contact your broker or call the Distributor at 1-800-426-0107.

  Class D Shares. Class D shareholders can choose from among the following distribution options.

  . Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.

  . Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.

  . Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

  Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

  For further information on distribution options for Class D shares, please contact your financial service firm or call the Distributor at 1-888-87-PIMCO.

  Institutional and Administrative Class Shares. Although as noted above, dividends paid with respect to each class of shares are calculated in the same manner and at the same time, dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares.

  The Acquiring Fund's dividend and capital-gain distributions with respect to Institutional and Administrative Class shares will automatically be reinvested in additional shares of the same class at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

  For further information on distribution options relating to Institutional and Administrative Class shares, please contact the Trust at 1-800-927-4648.

  General. You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust's Transfer Agent will hold the returned checks for your benefit in a non-interest-bearing account.

  The Acquired Fund declares and distributes income dividends to shareholders of record at least quarterly. Other than the frequency of income dividends, the information provided above with respect to the Acquiring Fund also applies to the Acquired Fund.

Tax Consequences

  Taxes on Distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Acquiring Fund distributions whether you received them in cash or reinvested them in additional shares. For federal income tax purposes, distributions will be taxable to you as either ordinary income or capital gains.

  Acquiring Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Acquiring Fund distributions of gains are determined by how long the Acquiring Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Acquiring Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Acquiring Fund owned for 12 months or less will generally be taxable to you as ordinary income.

  Distributions are taxable to you even if they are paid from income or gains earned by the Acquiring Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

  Taxes When You Sell (Redeem) or Exchange Your Shares. Any gain resulting from the sale of Acquiring Fund shares will be subject to federal income tax. When you exchange shares of the Acquiring Fund for shares of another series, the transaction will be treated as a sale of Acquiring Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

  Foreign Investments. The Acquiring Fund's investment in foreign securities may be subject to foreign withholding taxes. In that case, the Acquiring Fund's yield on those securities would be decreased. In addition, the Acquiring Fund's investments in foreign securities or foreign currencies may increase or accelerate the

Acquiring Fund's recognition of ordinary income and may affect the timing or amount of the Acquiring Fund's distributions. Shareholders of the Acquiring Fund may be entitled to claim a credit or deduction with respect to foreign taxes.

  This section relates only to federal income tax consequences of investing in the Acquiring Fund; the consequences under other tax laws may differ. You should consult your tax adviser as to the possible application of foreign, state and local income-tax laws to Acquiring Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Acquiring Fund.

  The tax consequences described above with respect to the Acquiring Fund also apply to the Acquired Fund.

                                                                     Appendix C

          ADDITIONAL PERFORMANCE INFORMATION ABOUT THE ACQUIRING FUND

                            As of December 31, 2000

PIMCO Growth & Income Fund (formerly PIMCO Mid-Cap Equity Fund)

  Total net assets $9.3 million

  Number of securities in the portfolio 42 (not including short-term instruments)

PERFORMANCE/1/

  Average Annual Total Return For periods ended 12/31/00

            A Shares   B Shares  C Shares D Shares  Inst'l Class      S&P Mid-Cap S&P 500 Lipper Mid-Cap
                                                    (INCEP. 12/28/94) 400  Index  Index   Core Fund Average
-----------------------------------------------------------------------------------------------------------------------
1 year         12.72%     14.04% 17.61%   19.34%    19.79%            17.51%      -9.11%    7.10%
3 years        30.16%     31.16% 31.70%   32.66%    33.18%            17.10%       12.26%  13.17%
5 years        24.43%     24.79% 24.94%   25.86%    26.35%            20.42%       18.33%  15.65%
Inception      25.50%     25.75% 25.76%   26.69%    27.19%             --           --      --

Change in Value $10,000 invested at the Fund's inception


                  [GRAPH]
                    PIMCO Growth
Month              & Income Fund         S&P Mid-Cap            S&P 500
                  (Mid-Cap Equity)        400 Index              Index

12/31/94              10,000.00           10,000.00            10,000.00
1/31/95                9,820.00           10,104.10            10,259.30
2/28/95               10,380.00           10,634.25            10,659.10
3/31/95               10,740.00           10,818.79            10,973.66
4/30/95               10,890.00           11,036.00            11,296.83
5/31/95               10,870.00           11,302.22            11,748.36
6/30/95               11,700.00           11,762.32            12,021.28
7/31/95               12,410.00           12,375.94            12,419.90
8/31/95               12,410.00           12,604.82            12,451.08
9/30/95               12,750.00           12,910.35            12,976.51
10/31/95              12,935.21           12,578.16            12,930.19
11/30/95              13,085.39           13,127.51            13,497.82
12/31/95              13,171.57           13,094.85            13,757.79
1/31/96               13,078.88           13,284.83            14,226.10
2/29/96               13,501.11           13,736.36            14,357.98
3/31/96               14,005.73           13,900.97            14,496.25
4/30/96               14,778.11           14,325.52            14,709.92
5/31/96               15,468.10           14,519.26            15,089.29
6/30/96               15,097.36           14,301.40            15,146.78
7/31/96               13,408.43           13,333.85            14,477.60
8/31/96               14,201.40           14,102.86            14,782.93
9/30/96               15,148.85           14,717.74            15,614.91
10/31/96              15,148.85           14,760.57            16,045.57
11/30/96              15,890.33           15,592.03            17,258.46
12/31/96              15,451.70           15,609.34            16,916.57
1/31/97               15,828.85           16,195.31            17,973.51
2/28/97               15,157.04           16,062.19            18,114.43
3/31/97               14,532.37           15,377.46            17,370.10
4/30/97               14,909.53           15,775.89            18,407.10
5/31/97               16,147.08           17,155.33            19,527.72
6/30/97               16,547.81           17,637.40            20,402.57
7/31/97               17,915.01           19,383.68            22,026.00
8/31/97               18,245.02           19,360.42            20,792.10
9/30/97               19,400.07           20,473.64            21,930.89
10/31/97              18,103.59           19,583.04            21,198.39
11/30/97              18,127.16           19,872.86            22,179.67
12/31/97              17,957.40           20,643.95            22,560.49
1/31/98               17,622.49           20,251.70            22,810.01
2/28/98               19,137.55           21,928.54            24,455.07
3/31/98               20,110.37           22,917.51            25,707.41
4/30/98               20,828.03           23,336.91            25,966.03
5/31/98               20,030.63           22,286.74            25,519.67
6/30/98               21,577.59           22,427.15            26,556.28
7/31/98               20,971.56           21,556.98            26,273.46
8/31/98               17,463.01           17,545.22            22,474.84
9/30/98               19,089.70           19,182.19            23,914.58
10/31/98              19,233.24           20,897.08            25,859.79
11/30/98              20,381.49           21,939.85            27,427.15
12/31/98              23,324.91           24,590.18            29,007.51
1/31/99               24,113.59           23,633.62            30,220.60
2/28/99               22,536.22           22,395.22            29,281.35
3/31/99               24,231.06           23,022.29            30,452.89
4/30/99               25,506.37           24,836.44            31,632.33
5/31/99               24,868.72           24,945.72            30,885.49
6/30/99               26,580.33           26,277.82            32,599.64
7/31/99               26,211.16           25,720.73            31,581.88
8/31/99               26,446.08           24,841.08            31,424.57
9/30/99               25,271.45           24,073.50            30,564.17
10/31/99              27,050.18           25,301.24            32,498.27
11/30/99              31,178.19           26,629.56            33,158.96
12/31/99              35,409.31           28,211.35            35,112.03
1/31/2000             34,981.22           27,415.79            33,348.60
2/29/2000             40,576.99           29,334.90            32,716.72
3/31/2000             42,503.40           31,790.23            35,917.40
4/30/2000             40,148.90           30,677.57            34,836.64
5/31/2000             37,947.28           30,297.17            34,121.80
6/30/2000             39,690.23           30,742.54            34,962.90
7/31/2000             40,087.74           31,228.27            34,416.08
8/31/2000             43,634.79           34,716.47            36,553.66
9/30/2000             43,757.10           34,480.40            34,623.99
10/31/2000            42,870.34           33,311.51            34,477.53
11/30/2000            40,668.72           30,796.49            31,759.45
12/31/2000            42,417.94           33,152.42            31,914.63

--------
 1 Past performance is no guarantee of future results. The returns include the effect of applicable sales charges and assumes all dividends and capital gains were reinvested. The Fund's Class A, B, C and D shares commenced operations after the inception date shown. These returns represent the performance of the Fund's Class A, B, C and D shares, respectively, and, for periods prior to the inception of such class, the performance of the Fund's Institutional Class shares, adjusted as necessary to reflect Class A, B, C and D share current sales charges, and different operating expenses. Class A, B, C and D shares were first offered in August 2000. The Fund did not have Administrative Class shares outstanding during any period through December 31, 2000 and therefore Administrative Class performance is not shown. Administrative Class performance would be lower than Institutional Class performance due to the Administrative Class shares higher operating expenses. More recent performance information for the Acquiring Fund, including historical performance information for Administrative Class shares, is provided in Appendix B.

    Investment return and principal value will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost. The line graph above assumes the investment of $10,000 on 1/01/95, the first full month following the Fund's Institutional Class inception on 12/28/94, compared to the S&P 500 Index and the S&P Mid-Cap 400 Index, unmanaged market indices. The information depicted in the graph relates only to the Acquiring Fund's Institutional Class shares. Class A, B, C and D and Administrative Class performance would be lower than Institutional Class performance, as discussed above and in Appendix B. The graph and table above do not reflect the deduciton of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PORTFOLIO COMPOSITION (as of 12/31/00)*

                                                        % of Total Investments
       Top 10 Holdings                                  ----------------------
       Tyco International Ltd./Capital Goods                              4.9%
       Dynergy, Inc./Energy                                               4.6%
       El Paso Energy Corp./Energy                                        3.9%
       Citigroup, Inc./Financial & Business Services                      3.6%
       Ace Ltd./Financial & Business Services                             2.8%
       XL Capital Ltd./Financial & Business Services                      2.8%
       Pharmacia Corp./Health Care                                        2.7%
       Bank of New York Co., Inc./Financial & Business
        Services                                                          2.7%
       General Motors Corp./Consumer Discretionary                        2.5%
       Nokia Corp. SP - ADR/Communications                                2.4%
                                                                         -----
       Top Ten Total                                                     32.9%
                                                                         =====
                                                        % of Total Investments
       Top 5 Related Industries                         ----------------------
       Financial & Business Services                                     25.0%
       Energy                                                            10.8%
       Capital Goods                                                      9.2%
       Industrial                                                         8.4%
       Health Care                                                        7.3%
       Portfolio Composition
       Common Stock                                                      76.7%
       Convertible Preferred Stock                                        8.4%
       Cash Equivalents                                                  14.9%

PORTFOLIO INSIGHTS**

  PIMCO Growth & Income Fund posted solid gains for the six months ended December 31, 2000. Institutional Class shares returned 6.87%, comparing favorably with the S&P 500's return of -8.72% for the same period.

  The Fund's exposure to energy contributed to its performance during the period. Rising crude oil prices, coupled with a significant increase in natural gas prices, resulted in wider profit margins for many energy companies. In particular, El Paso Energy, a natural gas pipeline company, posted strong gains. El Paso benefited from the significant increase in demand for natural gas. By the end of the year, this stock also reached a new 52 week high price.

  The portfolio also benefited from its exposure to financial services companies. Both Citigroup and American International Group performed well. Citigroup continues to be the dominant franchise in money center banking, benefiting from its global businesses and anticipated Fed easing in the first quarter of 2001. American International Group also posted gains, benefiting from increased premiums in many of its insurance lines.

  The Fund's exposure to technology, while small, negatively affected its performance. Although its tech holdings were premier "blue chip' tech companies with sound fundamentals and consistent, predictable earnings growth, investors punished these companies in the fourth quarter. However, the manager remains confident these companies will perform well once the Federal Reserve starts to ease its monetary policy and the economy begins to re-accelerate.
--------
* Portfolio holdings are subject to change and may have changed significantly since December 31, 2000.
** Portfolio Insights represents the opinion of the Fund's portfolio managers as of December 31, 2000, which may have changed since such date, and are subject to further change.

  The Fund's managers are optimistic heading into 2001. That optimism is founded on their belief that the market drop in 2000 purged excess valuation and brought investors a healthy dose of reality. We believe that the resulting flight to quality should benefit the larger, more solid companies like those in the Fund's portfolio. The Fund, with its focus on both growth and income, should be poised to continue to perform well in the current market environment.

                                                                     Appendix D

                      ADDITIONAL PERFORMANCE INFORMATION
                            ABOUT THE ACQUIRED FUND

  The following shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a broad-based securities-market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund's Institutional Class shares. Although Institutional Class and Class A, B, C and D shares would have similar annual returns (because all the Fund's shares represent interests in the same portfolio of securities), Institutional Class performance would be higher than Class A, B, C and D and Administrative Class performance because of the lower expenses and/or no sales charges paid by Institutional Class shares. Performance for Class A, B and C shares, Class D shares and Administrative Class shares depicted in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class A, B and C shares (1/20/97), Class D shares (4/08/98) and Administrative Class shares (11/30/94), performance information shown for those classes is based on the performance of the Fund's Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by the other classes. Prior to May 8, 2000, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown below under its current investment management arrangements. Past performance is no guarantee of future results.

Calendar Year Total Returns -- Institutional Class

                       Calendar Year End (through 12/31)


                                                      More Recent Return
                                                      Information
                                                      -------------------------
                                                      1/1/01-3/31/01 __ -13.57%

                                                      Highest and Lowest
                                                      Quarter Returns
                                                      (for periods shown in
                                                      the bar chart)
                                                      -------------------------
                                                      Highest (2nd Qtr. '99)___
                                                        16.06%
                                                      -------------------------
                                                      Lowest (3rd Qtr. '98)
                                                      -10.93%
                                  [GRAPH]

                              1992     14.75%
                              1993      8.47%
                              1994     -1.61%
                              1995     33.47%
                              1996     21.48%
                              1997     31.38%
                              1998      8.57%
                              1999     -1.92%
                              2000      3.22%

Average Annual Total Returns (for periods ended 12/31/00)

                                                                   Fund Inception
                                           1 Year      5 Years     (3/8/91)(/3/)
---------------------------------------------------------------------------------
Class A                                     -2.79%     10.19%      12.00%
---------------------------------------------------------------------------------
Class B                                     -3.04%     10.40%      12.05%
---------------------------------------------------------------------------------
Class C                                      1.06%     10.62%      11.81%
---------------------------------------------------------------------------------
Class D                                      2.70%     11.44%      12.64%
---------------------------------------------------------------------------------
Institutional Class                          3.22%     11.86%      13.08%
---------------------------------------------------------------------------------
Administrative Class                         2.85%     11.54%      12.78%
---------------------------------------------------------------------------------
S&P 500 Index(/1/)                          -9.11%     18.33%      16.44%
---------------------------------------------------------------------------------
Lipper Equity Income Funds Average(/2/)      6.77%     12.77%      13.54%
---------------------------------------------------------------------------------

(1) The S&P 500 Index is an unmanaged index of large capitalization common stocks. It is not possible to invest directly in the index.
(2) The Lipper Equity Income Funds Average is a total return performance average of funds tracked by Lipper Analytical Services, Inc. that seek relatively high current income and growth of income through investing 65% or more of their portfolios in dividend-paying equities. It does not take into account sales charges.
(3) The Fund began operations on 3/8/91. Index comparisons begin on 2/28/91.

                                                                     Appendix E

                             FINANCIAL HIGHLIGHTS

  The following financial highlights table is intended to help you understand the financial performance of each class of shares offered by the Funds for the five years ended December 31, 2000 or, if the class is less than 5 years old, since the class of shares was first offered through December 31, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. Information for the periods ended June 30, 2000, has been audited by PricewaterhouseCoopers LLP, the Trust's independent accountants, whose reports, along with the Funds' financial statements, are included in the Annual Reports. The Annual Reports are incorporated by reference in the Statement of Additional Information and are available free of charge as discussed on page ii of the Prospectus/Proxy Statement. Information for the period ended December 31, 2000 is unaudited.

Tables depicting the Financial Highlights can be found on the following pages.



                      Net Asset               Net Realized/                  Dividends  Dividends in   Distributions
Year or                 Value        Net        Unrealized    Total Income    from Net  Excess of Net     from Net
Period                Beginning  Investment   Gain (Loss) on from Investment Investment  Investment   Realized Capital
Ended                 of Period Income (Loss)  Investments     Operations      Income      Income          Gains
----------------------------------------------------------------------------------------------------------------------
Equity Income Fund (i)
Class A
 12/31/00(b)           $10.49       $0.03 (a)     $0.44 (a)       $0.47        $(0.10)      $0.00          $0.00
 06/30/00               15.58        0.33 (a)     (2.42)(a)       (2.09)        (0.36)       0.00          (0.48)
 06/30/99               16.04        0.39 (a)      1.29 (a)        1.68         (0.38)       0.00          (1.76)
 06/30/98               15.39        0.39 (a)      2.73 (a)        3.12         (0.38)       0.00          (2.09)
 01/20/97-06/30/97      13.94        0.15          1.48            1.63         (0.18)       0.00           0.00
Class B
 12/31/00(b)            10.43       (0.01)(a)      0.43 (a)        0.42         (0.07)       0.00           0.00
 06/30/00               15.50        0.24 (a)     (2.40)(a)       (2.16)        (0.27)       0.00          (0.48)
 06/30/99               15.99        0.28 (a)      1.27 (a)        1.55         (0.28)       0.00          (1.76)
 06/30/98               15.37        0.26 (a)      2.73 (a)        2.99         (0.28)       0.00          (2.09)
 01/20/97-06/30/97      13.94        0.11          1.48            1.59         (0.16)       0.00           0.00
Class C
 12/31/00(b)            10.45       (0.01)(a)      0.44 (a)        0.43         (0.07)       0.00           0.00
 06/30/00               15.52        0.24 (a)     (2.40)(a)       (2.16)        (0.27)       0.00          (0.48)
 06/30/99               16.01        0.27 (a)      1.27 (a)        1.54         (0.27)       0.00          (1.76)
 06/30/98               15.37        0.26 (a)      2.74 (a)        3.00         (0.27)       0.00          (2.09)
 01/20/97-06/30/97      13.94        0.11          1.48            1.59         (0.16)       0.00           0.00
Class D
 12/31/00(b)            10.57        0.03 (a)      0.44 (a)        0.47         (0.11)       0.00           0.00
 06/30/00               15.59        0.35 (a)     (2.44)(a)       (2.09)        (0.29)       0.00          (0.48)
 06/30/99               16.04        0.40 (a)      1.27 (a)        1.67         (0.36)       0.00          (1.76)
 04/08/98-06/30/98      16.71        0.09 (a)     (0.66)(a)       (0.57)        (0.10)       0.00           0.00
Institutional Class
 12/31/00(b)            10.54        0.05 (a)      0.45 (a)        0.50         (0.13)       0.00           0.00
 06/30/00               15.62        0.39 (a)     (2.44)(a)       (2.05)        (0.39)       0.00          (0.48)
 06/30/99               16.09        0.44 (a)      1.28 (a)        1.72         (0.43)       0.00          (1.76)
 06/30/98               15.41        0.44 (a)      2.75 (a)        3.19         (0.42)       0.00          (2.09)
 06/30/97               14.36        0.40          3.17            3.57         (0.55)       0.00          (1.97)
 11/01/95-06/30/96      13.09        0.78          1.31            2.09         (0.34)       0.00          (0.48)
Administrative Class
 12/31/00(b)            10.55        0.03(a)       0.45 (a)        0.48         (0.06)       0.00           0.00
 06/30/00               15.61        0.37 (a)     (2.46)(a)       (2.09)        (0.33)       0.00          (0.48)
 06/30/99               16.08        0.41 (a)      1.28 (a)        1.69         (0.40)       0.00          (1.76)
 06/30/98               15.40        0.40 (a)      2.75 (a)        3.15         (0.38)       0.00          (2.09)
 06/30/97               14.35        0.27          3.26            3.53         (0.51)       0.00          (1.97)
 11/01/95-06/30/96      13.13        0.75          1.31            2.06         (0.36)       0.00          (0.48)

--------
  *  Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.
 (b) Unaudited.
 (c) Ratio of expenses to average net assets excluding interest expense is 1.10%.
 (d) Ratio of expenses to average net assets excluding interest expense is 1.85%.
 (e) Ratio of expenses to average net assets excluding interest expense is 0.70%.
 (f) Ratio of expenses to average net assets excluding interest expense is 0.95%.
 (i) The information provided for the Equity Income Fund reflects the results of operations under the Fund's former Sub-Adviser through May 8, 2000; the Fund would not necessarily have achieved the results shown above under its current investment management arrangements.

                                                                           Net   Ratio of    Ratio of Net
                                             Fund                        Assets  Expenses     Investment
Ditributionss                            Reimbursement                     End      to         Income
inExcess of      Tax Basis               Fee Added to  Net Asset           of    Average      (Loss) to   Portfolio
Ne Realizedt     Return of     Total       Paid-in-    Value End Total   Period    Net       Average Net  Turnover
Caital Gainsp     Capital  Distributions    Capital    of Period Return  (000s)   Assets        Assets      Rate
  -----------------------------------------------------------------------------------------------------------------

      $0.00        $0.00      $(0.10)        $0.00      $10.86     4.56%  $8,283   1.37%(c)*     0.46%*       29%
      (2.16)        0.00       (3.00)         0.00       10.49   (13.17)  11,434   1.12          2.77        114
       0.00         0.00       (2.14)         0.00       15.58    12.26   17,342   1.10          2.64         76
       0.00         0.00       (2.47)         0.00       16.04    21.35   12,954   1.11          2.39         45
       0.00         0.00       (0.18)         0.00       15.39    11.77    1,756   1.13*         2.85*        45

       0.00         0.00       (0.07)         0.00       10.78     4.09   13,019   2.09 (d)*    (0.22)*       29
      (2.16)        0.00       (2.91)         0.00       10.43   (13.79)  12,903   1.87          2.01        114
       0.00         0.00       (2.04)         0.00       15.50    11.35   21,732   1.85          1.89         76
       0.00         0.00       (2.37)         0.00       15.99    20.47   15,178   1.85          1.63         45
       0.00         0.00       (0.16)         0.00       15.37    11.45    2,561   1.87*         2.11*        45

       0.00         0.00       (0.07)         0.00       10.81     4.17   13,575   2.09 (d)*    (0.23)*       29
      (2.16)        0.00       (2.91)         0.00       10.45   (13.78)  13,929   1.87          1.99        114
       0.00         0.00       (2.03)         0.00       15.52    11.28   26,016   1.85          1.86         76
       0.00         0.00       (2.36)         0.00       16.01    20.51   23,122   1.85          1.60         45
       0.00         0.00       (0.16)         0.00       15.37    11.42    6,624   1.87*         2.15*        45

       0.00         0.00       (0.11)         0.00       10.93     4.49        6   1.35 (c)*     0.54*        29
      (2.16)        0.00       (2.93)         0.00       10.57   (13.15)       4   1.12          2.93        114
       0.00         0.00       (2.12)         0.00       15.59    12.21      106   1.10          2.73         76
       0.00         0.00       (0.10)         0.00       16.04    (3.43)     104   1.10*         2.23*        45

       0.00         0.00       (0.13)         0.00       10.91     4.74    9,311   0.98 (e)*     0.84*        29
      (2.16)        0.00       (3.03)         0.00       10.54   (12.83)  28,812   0.72          3.21        114
       0.00         0.00       (2.19)         0.00       15.62    12.56  123,012   0.71          3.00         76
       0.00         0.00       (2.51)         0.00       16.09    21.84  138,650   0.71          2.71         45
       0.00         0.00       (2.52)         0.00       15.41    27.67  121,138   0.72          3.03         45
       0.00         0.00       (0.82)         0.00       14.36    16.35  116,714   0.70*         3.41*        52

       0.00         0.00       (0.06)         0.00       10.97     4.55       85   1.33 (f)*     0.48*        29
      (2.16)        0.00       (2.97)         0.00       10.55   (13.17)   2,827   0.97          3.00        114
       0.00         0.00       (2.16)         0.00       15.61    12.31   13,797   0.96          2.80         76
       0.00         0.00       (2.47)         0.00       16.08    21.58   11,699   0.96          2.45         45
       0.00         0.00       (2.48)         0.00       15.40    27.40    8,145   0.97          2.79         45
       0.00         0.00       (0.84)         0.00       14.35    16.08    6,097   0.95*         3.19*        52


                                                    Net
                       Net Asset                  Realized/                   Dividends  Dividends in  Distributions
Year or                  Value        Net        Unrealized    Total Income    from Net  Excess of Net   from Net
Period                 Beginning  Investment   Gain (Loss) on from Investment Investment  Investment     Realized
Ended                  of Period Income (Loss)  Investments     Operations      Income      Income     Capital Gains
--------------------------------------------------------------------------------------------------------------------
Growth & Income Fund(i)
Class A
 07/31/00-12/31/00(c)   $13.11       $0.06 (a)     $0.68(a)        $0.74        $(0.05)      $0.00        $(3.63)
Class B
 07/31/00-12/31/00(c)    13.11        0.03 (a)      0.67(a)         0.70         (0.04)       0.00         (3.63)
Class C
 07/31/00-12/31/00(c)    13.11        0.02 (a)      0.69(a)         0.71         (0.05)       0.00         (3.63)
Class D
 07/31/00-12/31/00(c)    13.11        0.05 (a)      0.70(a)         0.75         (0.03)       0.00         (3.63)
Institutional Class
 12/31/00(c)             12.98        0.08 (a)      0.82(a)         0.90         (0.05)       0.00         (3.63)
 06/30/00                15.84       (0.07)(a)      5.81(a)         5.74          0.00        0.00         (8.18)
 06/30/99                13.53       (0.03)(a)      2.99(a)         2.96          0.00        0.00         (0.65)
 06/30/98                14.04       (0.03)(a)      3.61(a)         3.58          0.00        0.00         (4.09)
 06/30/97                14.66       (0.06)(a)      1.31(a)         1.25          0.00        0.00         (1.87)
 11/01/95-06/30/96       12.92        0.49          1.62            2.11          0.00        0.00         (0.37)
Administrative Class
 07/01/98-05/27/99(c)    13.50       (0.05)(a)      1.71(a)         1.66          0.00        0.00         (0.65)
 08/21/97-06/30/98       15.27       (0.05)(a)      2.37(a)         2.32          0.00        0.00         (4.09)

--------
 *    Annualized
(a) Per share amounts based on average number of shares outstanding during the period.
(b) All Administrative Class shares of the Growth & Income Fund were redeemed on May 27, 1999.
(c)   Unaudited.
(d) Ratio of expenses to average net assets excluding interest expense is 0.88%.
(i) The information provided for the Growth & Income Fund reflects results of operations under the Fund's former Sub-Adviser through June 30, 1999; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements. The Growth & Income Fund (formerly the Mid-Cap Equity Fund) changed its investment objective and policies on August 1, 2000; the performance results shown above would not necessarily have been achieved had the Fund's current objective and policies been in effect during the periods shown.

Ditributionss                                                                       Ratio of  Ratio of Net
  niExcess                                   Fund                                   Expenses   Investment
  of Net                                 Reimbursement                   Net Assets    to        Income
  ealizedR       Tax Basis                 Fee Added   Net Asset            End     Average    (Loss) to   Portfolio
  Capital        Return of     Total      to Paid-in-  Value End Total   of Period    Net     Average Net  Turnover
   Gains          Capital  Distributions    Capital    of Period Return    (000s)    Assets      Assets      Rate
  ------------------------------------------------------------------------------------------------------------------
      $0.00        $0.00      $(3.68)        $0.00      $10.17    6.62%    $ 872      1.35%*      1.13%*       97%
       0.00         0.00       (3.67)         0.00       10.14    6.22     1,199      2.10*       0.61*        97
       0.00         0.00       (3.68)         0.00       10.14    6.30     2,844      2.10*       0.40*        97
       0.00         0.00       (3.66)         0.00       10.20    6.67        11      1.35*       0.94*        97
       0.00         0.00       (3.68)         0.00       10.20    6.87     4,333      0.85*       1.15         97
      (0.42)        0.00       (8.60)         0.00       12.98   49.32     4,914      1.03(d)    (0.46)       195
       0.00         0.00       (0.65)         0.00       15.84   23.18     7,399      0.89       (0.22)       273
       0.00         0.00       (4.09)         0.00       13.53   30.40     8,488      0.89       (0.25)       268
       0.00         0.00       (1.87)         0.00       14.04    9.61     7,591      1.15       (0.43)       202
       0.00         0.00       (0.37)         0.00       14.66   16.72     8,378      0.88*      (0.32)*       97
       0.00         0.00       (0.65)         0.00       14.51   13.12         0      1.14*      (0.45)*      273
       0.00         0.00       (4.09)         0.00       13.50   19.65     2,371      1.13*      (0.49)*      268

                                                As filed pursuant to Rule 497(b)
                                                              File No. 333-57250

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                          PIMCO GROWTH & INCOME FUND

                                   FORM N-14
                                    PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                April 27, 2001

     This Statement of Additional Information (the "SAI") relates to the proposed Merger (the "Merger") of PIMCO Equity Income Fund (the "Acquired Fund") into PIMCO Growth & Income Fund (the "Acquiring Fund" and, together, the "Funds"). Both funds are series of PIMCO Funds: Multi-Manager Series (the "Trust").

     This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated April 27, 2001 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Merger. As described in the Prospectus/Proxy Statement, the Merger would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to PIMCO Funds at 800 Newport Center Drive, Newport Beach, California 92660, or by calling 1-800-524-7107.


                               Table of Contents

I.     Additional Information about the Acquiring Fund and the Acquired Fund  2
       ---------------------------------------------------------------------
II.    Financial Statements.................................................  2
       ---------------------------------------------------------------------
       A.  Incorporation by Reference.......................................  2
       B.  Unaudited Pro Forma Combined Financial Statements................  2

I.   Additional Information about the Acquiring Fund and the Acquired Fund.
     ---------------------------------------------------------------------

     This SAI is accompanied by the Statement of Additional Information of the Trust dated November 1, 2000, as revised December 29, 2000 (the "Trust SAI"), which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Trust SAI contains additional information about the Acquiring Fund and the Acquired Fund.

II.  Financial Statements.
     --------------------

     A. Incorporation by Reference: This SAI is accompanied by (i) the Annual Report for Class A, Class B and Class C shares of the Trust for the year ended June 30, 2000; (ii) the Annual Report for Class D shares of the Trust for the year ended June 30, 2000 and (ii) the Annual Report for Institutional and Administrative Class shares of the Trust for the year ended June 30, 2000 (together, the "Annual Reports"). The Annual Reports contain historical financial information regarding both the Acquired Fund and the Acquiring Fund. The Annual Reports, including the reports of Pricewaterhouse Coopers LLP contained therein, have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

     This SAI is also accompanied by (i) the Semi-Annual Report for Class A, Class B and Class C shares of the Trust for the period ended December 31, 2000;
(ii) the Semi-Annual Report for Class D shares of the Trust for the period ended December 31, 2000; and (iii) the Semi-Annual Report for Institutional and Administrative class shares of the Trust for the period ended December 31, 2000 (together, the "Semi-Annual Reports"). The Semi-Annual Reports contain unaudited historical information regarding both the Acquired Fund and the Acquiring Fund. The Semi-Annual Reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference.

      B. Unaudited Pro Forma Combined Financial Statements: Unaudited pro forma combined financial statements for the Acquiring Fund, relating to the Merger of the Funds, including notes to such pro forma financial statements, are set forth below. The following pro forma combined financial statements should be read in conjunction with the separate financial statements of the Funds contained within the Annual Reports and Semi-Annual Reports referred to in the preceding section.

December 31, 2000


PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES (unaudited)

All numbers are in thousands (except per share amounts)

                                                                                                                 Growth & Income
                                           Growth & Income          Equity Income            Pro Forma            Fund Pro Forma
                                                Fund                    Fund                Adjustments              Combined
Assets:
   Investments, at value                   $         9,124         $       44,228                     -          $       53,352
   Cash, receivable and other assets                   235                    259                     -                     494
                                           ---------------------------------------------------------------------------------------
      Total assets                                   9,359                 44,487                     -                  53,846
                                           ---------------------------------------------------------------------------------------

Liabilities:
   Total liabilities                                   100                    208                     -                     308
                                           ---------------------------------------------------------------------------------------

Net Assets                                           9,259                 44,279                     -                  53,538
                                           =======================================================================================
      Cost of Investments Owned            $         8,703         $       41,079                     -          $       49,782
                                           =======================================================================================

Net Assets Consist of:
Paid in capital                                      8,885                 60,370                     -                  69,255
Undistributed (overdistributed) net                  1,352                   (332)                    -                   1,020
 investment income
Accumulated undistributed net                       (1,399)               (18,908)                    -                 (20,307)
 realized (loss)
Net unrealized appreciation                            421                  3,149                     -                   3,570
                                           ---------------------------------------------------------------------------------------
      Net assets                           $         9,259         $       44,279                     -          $       53,538
                                           =======================================================================================

Shares Issued and Outstanding:

Growth & Income Fund
------------------------------------
Institutional Class                                    425                       -                  913                   1,338
Administrative Class                                     0                       -                    8                       8
Class A                                                 86                       -                  814                     900
Class B                                                118                       -                1,284                   1,402
Class C                                                281                       -                1,338                   1,619
Class D                                                  1                       -                    1                       2

Equity Income Fund
------------------------------------
Institutional Class                                      -                     854                 (854)                      -
Administrative Class                                     -                       8                   (8)                      -
Class A                                                  -                     763                 (763)                      -
Class B                                                  -                   1,207               (1,207)                      -
Class C                                                  -                   1,256               (1,256)                      -
Class D                                                  -                       1                   (1)                      -

Net Asset Value Per Share (1):

Growth & Income Fund
------------------------------------
Institutional Class                                 $10.20                       -                    -                  $10.20
Administrative Class                                     -                       -               $10.97                   10.97
Class A                                              10.17                       -                    -                   10.17
Class B                                              10.14                       -                    -                   10.14
Class C                                              10.14                       -                    -                   10.14
Class D                                              10.20                       -                    -                   10.20

Equity Income Fund
------------------------------------
Institutional Class                                      -           $       10.91              $(10.91)                      -
Administrative Class                                     -                   10.97               (10.97)                      -
Class A                                                  -                   10.86               (10.86)                      -
Class B                                                  -                   10.78               (10.78)                      -
Class C                                                  -                   10.81               (10.81)                      -
Class D                                                  -                   10.93               (10.93)                      -

(1) All per share amounts represent Net Asset Value per share.

See Notes to Pro Forma combined financial statements.

For the 12 months ended December 31, 2000

PRO FORMA COMBINED STATEMENT OF OPERATIONS (unaudited)

All numbers are in thousands

                                                                                                 Growth &
                                                                                                Income Pro
                                           Growth &       Equity Income       Pro Forma            Forma
                                          Income Fund         Fund           Adjustments          Combined
                                         --------------------------------------------------------------------
Investment Income:
Dividends and interest                        $    76      $    3,077                0         $    3,153

Expenses:
Investment advisory fees                           29             403              134                566
Administration fees                                14             281               39                334
Service fees:
             - Administration Class                 0              11                -                 11
             - Class A                              0              28                -                 28
             - Class B                              0              34                -                 34
             - Class C                              1              35                -                 36
Distribution fees:
             - Class B                              1             100                -                101
             - Class C                              3             105                -                108
Trustees' fees                                      0               5                -                  5
Interest expense                                    0              72                -                 72
Miscellaneous                                       0               4                -                  4
                                         ----------------------------------------------------------------
   Total expenses                                  48           1,078              173              1,299

Net Investment Income                              28           1,999             (173)             1,854

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments         1,533         (20,201)               -            (18,668)
Net change in unrealized appreciation            (644)         18,311                -             17,667
 (depreciation) on investments
   Net Gain (Loss)                                889          (1,890)                             (1,001)

Net Increase (Decrease) in Assets Resulting   $   917         $   109       $      (173)       $      853
 from Operations

See Notes to Pro Forma combined financial statements.

For the six months ended December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------
PRO FORMA COMBINED SCHEDULES OF INVESTMENTS (unaudited)
-----------------------------------------------------------------------------------------------------------------------------

All numbers are in thousands            Growth & Income           Equity Income Fund             Growth & Income
                                             Fund                                              Pro Forma Combined
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                       %
                                                                                                                    Combined
                                                                                                                    Value of
                                                   Value                      Value                    Value          Net
------------------------------------------------------------------------------------------------------------------------------
                                          Shares   (000s)            Shares   (000s)          Shares   (000s)        Assets
                                          ------  -------            -------  -------         ------   -------       ------
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
------------------------------------------------------------------------------------------------------------------------------
Capital Goods
------------------------------------------------------------------------------------------------------------------------------
Tyco International Ltd.                   8,100  $   450               42,500   $ 2,359         50,600   $ 2,809          5.2%
------------------------------------------------------------------------------------------------------------------------------
Weatherford International, Inc. (a)       4,100      194               15,300       723         19,400       917          1.7%
------------------------------------------------------------------------------------------------------------------------------
General Electric Co.                      4,000      193               19,100       916         23,100     1,109          2.1%
------------------------------------------------------------------------------------------------------------------------------
                                                     837                          3,998                    4,835          9.0%
------------------------------------------------------------------------------------------------------------------------------
Communications
-------------------------------------------------------------------------------------------------------------------------------
Nokia Corp. SP - ADR                      5,100      222               23,000     1,001         28,100     1,223          2.2%
-------------------------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.        4,000      194                9,000       436         13,000       630          1.2%
 (a)
-------------------------------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                  3,500      167               11,700       559         15,200       726          1.4%
-------------------------------------------------------------------------------------------------------------------------------
Verizon Communications, Inc.              1,300       65               10,000       501         11,300       566          1.1%
-------------------------------------------------------------------------------------------------------------------------------
                                                     648                          2,497                    3,145          5.9%
-------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary
-------------------------------------------------------------------------------------------------------------------------------
General Motors Corp. 'H'                 10,100      232               49,500     1,138         59,600     1,370          2.6%
-------------------------------------------------------------------------------------------------------------------------------
Target Corp.                              7,100      229               35,000     1,129         42,100     1,358          2.5%
-------------------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                         -        -               13,800       733         13,800       733          1.4%
-------------------------------------------------------------------------------------------------------------------------------
                                                     461                          3,000                    3,461          6.5%
-------------------------------------------------------------------------------------------------------------------------------
Energy
-------------------------------------------------------------------------------------------------------------------------------
Dynegy, Inc. 'A'                          7,500      420               21,000     1,177         28,500     1,597          3.0%
-------------------------------------------------------------------------------------------------------------------------------
El Paso Energy Corp.                      5,000      358               29,400     2,106         34,400     2,464          4.6%
-------------------------------------------------------------------------------------------------------------------------------
Cooper Cameron Corp. (a)                  1,200       80                6,900       456          8,100       536          1.0%
-------------------------------------------------------------------------------------------------------------------------------
Schlumberger Ltd.                           800       64               10,000       799         10,800       863          1.6%
-------------------------------------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                           700       61                7,500       652          8,200       713          1.3%
-------------------------------------------------------------------------------------------------------------------------------
                                                     983                          5,190                    6,173         11.5%
-------------------------------------------------------------------------------------------------------------------------------
Financial & Business Services
-------------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                           6,399      327               35,300     1,803         41,699     2,130          3.9%
-------------------------------------------------------------------------------------------------------------------------------
Ace Ltd.                                  6,000      255               13,000       552         19,000       807          1.5%
-------------------------------------------------------------------------------------------------------------------------------
XL Capital Ltd. 'A'                       2,900      253               12,500     1,092         15,400     1,345          2.5%
-------------------------------------------------------------------------------------------------------------------------------
Bank of New York Co., Inc.                4,400      243               15,000       828         19,400     1,071          2.0%
-------------------------------------------------------------------------------------------------------------------------------
American International Group, Inc.        2,000      197               13,800     1,360         15,800     1,557          2.9%
-------------------------------------------------------------------------------------------------------------------------------
Celestica, Inc. (a)                       3,600      195               13,000       705         16,600       900          1.7%
------------------------------------------------------------------------------------------------------------------------------
Boston Properties, Inc.                   4,300      187               30,600     1,331         34,900     1,518          2.8%
------------------------------------------------------------------------------------------------------------------------------
Omnicom Group, Inc.                       2,000      166               11,400       945         13,400     1,111          2.1%
------------------------------------------------------------------------------------------------------------------------------
Spieker Properties, Inc.                  3,300      165               29,000     1,454         32,300     1,619          3.0%
------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.          1,500      119                7,700       610          9,200       729          1.4%
------------------------------------------------------------------------------------------------------------------------------
AXA Financial, Inc.                       2,100      117               22,900     1,279         25,000     1,396          2.6%
------------------------------------------------------------------------------------------------------------------------------
American Express Co.                      1,100       60                9,200       505         10,300       565          1.1%
------------------------------------------------------------------------------------------------------------------------------
                                                   2,284                         12,464                   14,748         27.5%
------------------------------------------------------------------------------------------------------------------------------
Health Care
------------------------------------------------------------------------------------------------------------------------------
Pharmacia Corp.                           4,000      244               16,000       976         20,000     1,220          2.3%
------------------------------------------------------------------------------------------------------------------------------
Johnson & Johnson                         1,900      200                6,100       641          8,000       841          1.6%
------------------------------------------------------------------------------------------------------------------------------
American Home Products Corp.              2,300      146               11,500       731         13,800       877          1.6%
------------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp.                         -        -               11,700       664         11,700       664          1.2%
------------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                           1,200       72                9,200       555         10,400       627          1.2%
------------------------------------------------------------------------------------------------------------------------------
                                                     662                          3,567                    4,229          7.9%
------------------------------------------------------------------------------------------------------------------------------
Technology
------------------------------------------------------------------------------------------------------------------------------
Nortel Networks Corp.                     5,800      186               13,000       417         18,800       603          1.1%
------------------------------------------------------------------------------------------------------------------------------
Flextronics International Ltd. (a)        5,700      162               30,600       872         36,300     1,034          1.9%
------------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                   -        -               13,800       417         13,800       417          0.8%
------------------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc. (a)                3,500       98                    -         -          3,500        98          0.2%
------------------------------------------------------------------------------------------------------------------------------
EMC Corp. (a)                             1,000       67               10,000       665         11,000       732          1.4%
------------------------------------------------------------------------------------------------------------------------------
Jabil Circuit, Inc. (a)                   2,100       53               10,000       254         12,100       307          0.6%
------------------------------------------------------------------------------------------------------------------------------
                                                     566                          2,625                    3,191          6.0%
------------------------------------------------------------------------------------------------------------------------------
Utilities
------------------------------------------------------------------------------------------------------------------------------
Duke Energy Corp.                         2,500      213               12,100     1,031         14,600     1,244          2.3%
------------------------------------------------------------------------------------------------------------------------------
Entergy Corp.                             4,400      186               15,000       635         19,400       821          1.5%
------------------------------------------------------------------------------------------------------------------------------
Exelon Corp.                              2,200      154               22,800     1,601         25,000     1,755          3.3%
------------------------------------------------------------------------------------------------------------------------------
                                                     553                          3,267                    3,820          7.1%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks                                6,994                         36,608                     43,602       81.4%
------------------------------------------------------------------------------------------------------------------------------
(Cost $6,705, $34,488 and $41,193
respectively)
------------------------------------------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCK
------------------------------------------------------------------------------------------------------------------------------
Industrial
------------------------------------------------------------------------------------------------------------------------------
SEI Trust I Cvt. Pfd.
------------------------------------------------------------------------------------------------------------------------------
                                    6.250% due  10/01/2030   5,000   310  25,5000   1,581   30,500    1,891       3.5%
------------------------------------------------------------------------------------------------------------------------------
Cox Communications, Inc. Cvt. Pfd.
------------------------------------------------------------------------------------------------------------------------------
                                    7.000% due  08/16/2002   3,000   186  24,000    1,488   27,000    1,674       3.1%
------------------------------------------------------------------------------------------------------------------------------
UtiliCorp United, Inc. Cvt. Pfd.
------------------------------------------------------------------------------------------------------------------------------
                                    9.750% due  11/16/2002   4,800   162  51,000     1,721  55,800    1,883       3.5%
------------------------------------------------------------------------------------------------------------------------------
Calpine Capital Trust II Cvt. Pfd.
------------------------------------------------------------------------------------------------------------------------------
                                    5.500% due  02/01/2005   1,200   112  18,000     1,683  19,200    1,795       3.4%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock                                    770             6,473            7,243      13.5%
------------------------------------------------------------------------------------------------------------------------------
(Cost $638, $5,444 and $6,082
respectively)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                          Principal       Principal         Principal
------------------------------------------------------------------------------------------------------------------------------
                                                          Amount   Value   Amount    Value   Amount     Value
------------------------------------------------------------------------------------------------------------------------------
                                                          (000s)   (000s)  (000s)    (000s)  (000s)     (000s)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INSTRUMENTS
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement
------------------------------------------------------------------------------------------------------------------------------
State Street Bank
------------------------------------------------------------------------------------------------------------------------------
                                    6.000% due  01/02/2001 $ 1,360 1,360  $1,147     1,147   2,507    2,507       4.7%
------------------------------------------------------------------------------------------------------------------------------
(Dated 12/29/2000.  Collateralized by
------------------------------------------------------------------------------------------------------------------------------
Freddie Mac, Fannie Mae, respectively
------------------------------------------------------------------------------------------------------------------------------
7.000% due 03/15/2010 and 11/29/2001 valued at $1,388, $1,171 and $2,559
------------------------------------------------------------------------------------------------------------------------------
Repurchase proceeds are $1,361, $ 1,148 and $2,509 respectively.)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Instruments                                 1,360 1,360   1,147     1,147   2,507    2,507       4.7%
------------------------------------------------------------------------------------------------------------------------------
(Cost $1,360, $1,147 and $2,507 respectively)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investments                                                 $9,124           $44,228          $53,352      99.6%
------------------------------------------------------------------------------------------------------------------------------
(Cost $8,703, $41,079 and $49,782 respectively)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Other Assets and Liabilities (Net)                                   135                51              186       0.4%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                        $9,259           $44,279          $53,538     100.0%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

Notes to Pro Forma Combined Schedule of Investments
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

(a)  Non-income producing security.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
See Accompanying Notes
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

NOTES TO PRO FORMA FINANCIAL STATEMENTS
PIMCO FUNDS: MULTI-MANAGER SERIES
GROWTH & INCOME FUND

Basis of Presentation:

Subject to the approval of the Agreement and Plan of Reorganization ("Plan of Reorganization") by the shareholders of the Equity Income Fund (the "Acquired Fund"), the Growth & Income Fund (the "Acquiring Fund") would acquire all of the assets of the Acquired Fund in exchange for newly issued shares of beneficial interest of the Acquiring Fund (the "Merger Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund followed by a distribution of the Merger Shares to the shareholders of the Acquired Fund.

As a result of each proposed transaction, the Acquired Fund will receive a number of Institutional Class, Administrative Class, Class A, Class B, Class C and Class D shares of the Acquiring Fund equal in value to the value of the net assets of the Acquired Fund being transferred and attributable to the Institutional Class, Administrative Class, Class A, Class B, Class C and Class D shares of the Acquired Fund. Following the transfer, each Institutional Class, Administrative Class, Class A, Class B, Class C and Class D shareholder of the Acquired Fund will receive, on a tax-free basis, a number of full and fractional Institutional Class, Administrative Class, Class A, Class B, Class C and Class D Merger Shares of the Acquiring Fund equal in value, as of the close of business on the day of the exchange, to the value of the shareholder's Institutional Class, Administrative Class, Class A, Class B, Class C and Class D Acquired Fund shares. The completion of these transactions will result in the liquidation of the Acquired Fund.

The pro forma combined financial statements reflect the combined financial position of the Equity Income Fund with the Growth & Income Fund (hereafter the "Combined Growth & Income Fund") at December 31, 2000, and the pro forma combined results of operations of the Combined Growth & Income Fund for the period from January 1, 2000 to December 31, 2000, as though the reorganization had occurred on January 1, 2000.

The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of how the pro forma combined financial statements would have appeared had the reorganization actually occurred. The pro forma combined financial statements should be read in conjunction with the historical financial statements of the respective portfolios.

The reorganization expenses will be borne by PIMCO Advisors. PIMCO Equity Advisors, the Funds' sub-adviser, has not identified any securities that are to be sold as a result of the proposed transactions.

Pro Forma Adjustments:

The pro forma combined Statements of Assets and Liabilities reflect the reclassification of capital for the Acquired Fund into Shares of Beneficial Interest of the Acquiring Fund.

The pro forma combined Statements of Operations reflects:

(i) an increase in the advisory fee paid by the Equity Income Fund as a result of the application of the 0.60% advisory fee of the Growth & Income Fund.

(ii) an increase in the administration fee for Classes A, B, C and Class D shares paid by the Equity Income Fund as a result of the application of the 0.50% administration fee of Classes A, B, C and Class D shares of the Growth & Income Fund.